                                                            EXHIBIT 3


                          AMENDED AND RESTATED CHARTER
                          OF UNION PLANTERS CORPORATION


         Pursuant to the Tennessee Business Corporation Act (the "Act") and Chapters 12- 27 of Title 48 of the Tennessee Code, UNION PLANTERS CORPORATION, a corporation organized and existing under the Act, does hereby certify:

FIRST: The name of the corporation is Union Planters Corporation (the "Corporation").

SECOND: The Amended and Restated Charter of the Corporation in the form attached hereto as EXHIBIT A was duly adopted in accordance with Sections 48-16-102 and 48-20-107 of the Act by the board of directors of the Corporation on December 17, 1998. No shareholder action was required or taken.

THIRD:         The text of the   amended  portion of the Restated Charter is the
               text set forth under the heading Series F Preferred Stock in ARTICLE SIXTH of the attached Amended and Restated Charter.

FOURTH: The Amended and Restated Charter of the Corporation so adopted reads in full as set forth in EXHIBIT A attached hereto and is hereby incorporated herein by this reference.

         IN WITNESS WHEREOF, Union Planters Corporation has caused this Amended and Restated Charter to be signed by the undersigned officer of Union Planters Corporation on its behalf this 18th day of January, 1999.



UNION PLANTERS CORPORATION


By: /s/  E. JAMES HOUSE, JR.

Name:  E. James House, Jr.

Title:  Secretary

                          AMENDED AND RESTATED CHARTER

                                       OF

                           UNION PLANTERS CORPORATION

                           --------------------------


FIRST:  CORPORATE NAME:

         The name of the Corporation is:

                     * * * UNION PLANTERS CORPORATION * * *

         (hereinafter sometimes referred to as the "Corporation").

SECOND:  DURATION:

The duration of the Corporation is perpetual.

THIRD:  PRINCIPAL OFFICE:

The address of the principal office of the Corporation in the State of Tennessee shall be 7130 Goodlett Farms Parkway, in the City of Cordova, County of Shelby. The registered agent is E. James House, Jr., 7130 Goodlett Farms Parkway, Cordova, Shelby County, Tennessee 38018.

FOURTH:  TYPE OF CORPORATION:

The corporation is for profit.

FIFTH:  CORPORATE PURPOSES:

Subject to any limitations which may be imposed upon its activities by applicable law, the Corporation is formed to engage in any lawful act or activity for which corporations may be organized under the Tennessee Business Corporation Act. Specifically, but not by way of limitation, the Corporation is formed for the following purposes:

         (a) To acquire by purchase; by subscription; by exchange; in exchange for its Common Stock, Preferred Stock, bonds, debentures or other obligations; or to acquire in any other manner; or to organize DE NOVO; and to take, receive, hold, own, sell, assign, transfer, exchange, pledge, hypothecate, dispose of or otherwise deal with any interest in any business whether or not represented by shares of stock, shares, bonds, debentures, notes, participation certificates, warrants, rights, options, and without limitation any securities or instruments evidencing rights or options to receive, purchase or subscribe for any interest in any business (wherever located or organized) or any securities, whether issued by or created by any person, firm, association, corporation, national banking association, state-chartered bank, trust company, savings bank, business trust, syndicate, limited partnership, organization, or by any other entity; and to possess and exercise in respect thereof any and all of the rights, powers and privileges of owners or holders who are natural persons including, without limitation, the exercise of any voting rights pertaining thereto;

         (b) To purchase or otherwise acquire any property, tangible or intangible, whether real, personal or mixed and wherever located and to receive, hold, manage, use, dispose of and otherwise exercise all rights, powers and privileges of ownership thereof;

         (c) To promote, finance, advise, counsel and assist in any way, any person or any business entity in which the Corporation shall have any interest of any kind;

         (d) To do all things necessary or desirable to enhance the value of or to protect or preserve the interest of the Corporation in any business entity, securities or other property of any type which it may own or in which it may have any interest of any kind; and

         (e) To render assistance, counsel and advice to any person or entity and to serve or represent the same in any capacity whatsoever, whether or not the Corporation shall have any ownership interest in such person or entity.

SIXTH:  CAPITAL STOCK:

The total number of shares of all classes of stock to which the Corporation shall have authority to issue is three hundred and ten million (310,000,000) shares, which shall be divided into two classes as follows: ten million (10,000,000) shares of Preferred Stock without par value (Preferred Stock) and three hundred million (300,000,000) shares of Common Stock of the par value of $5.00 per share (Common Stock). The designations, voting powers, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions of the above classes of stock and other general provisions relating thereto shall be as follows:


                  Page 1 of Union Planters Corporation Charter

PREFERRED STOCK

         (a) Shares of Preferred Stock may be issued in one or more series at such time or times and for such consideration or considerations as the Board of Directors may determine. All shares of any one series shall be of equal rank and identical in all respects except the dates from which dividends accrue or accumulate with respect thereto may vary.

         (b) The Board of Directors is expressly authorized at any time, and from time to time, to provide for the issuance of shares of Preferred Stock in one or more series, with such voting powers, full or limited, but not to exceed one vote per share, or without voting powers and with such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issuance thereof adopted by the Board of Directors, and as are not stated and expressed in this Charter, or any Amendment thereto, including, (but without limiting the generality of the foregoing) the following:

                  (1) The distinctive designation and number of shares comprising such series, which number may (except where otherwise provided by the Board of Directors in creating such series) be increased or decreased (but not below the number of shares then outstanding) from time to time by action of the Board of Directors;

                  (2) The dividend rate or rates on the shares of such series and the relation which such dividends shall bear to the dividends payable on any other class or classes of capital stock; the terms and conditions upon which and the periods in respect of which dividends shall be payable; whether and upon what conditions such dividends shall be cumulative, non-cumulative or partially cumulative and, if cumulative or partially cumulative, the date or dates from which dividends shall accumulate;

                  (3) Whether the shares of such series shall be callable or redeemable, the limitations and restrictions with respect to such call or redemption, the time or times when, the price or prices at which, and the manner in which such shares shall be callable or redeemable, including the manner of selecting shares of such series for call or redemption if less than all shares are to be called or redeemed;

                  (4) The amount payable upon shares of such series upon the voluntary or involuntary liquidation, dissolution, distribution of assets or winding up of the Corporation;

                  (5) Whether the shares of such series shall be subject to the operation of a purchase, retirement or sinking fund, and, if so, whether and upon what conditions such purchase, retirement sinking fund shall be cumulative, partially cumulative or non-cumulative, the extent to which and the manner in which such fund shall be applied to the purchase, call or redemption of the shares or such series for retirement or to other corporate purposes and the terms and provisions relative to the operation thereof;

                  (6) Whether the shares of such series shall be convertible into or exchangeable for shares of any other class or classes or of any other series of any class or classes of capital stock of the Corporation, and, if so convertible or exchangeable, the price or prices or the rate or rates of conversion or exchange, and the method, if any, of adjusting the same, and any other terms and conditions of such conversion or exchange, provided, however, that no shares of any such series shall be convertible into shares of any other class or series having prior or superior rights and preferences as to dividends or distributions of assets upon liquidation, and provided further that shares without par value shall not be convertible into shares with par value unless that part of the stated capital of the Corporation represented by such shares without par value is, at the time of conversion, at least equal to the aggregate par value of the shares into which the shares without par value are to be converted;

                  (7) The voting powers, full and/or limited, if any, of the shares of such series; and whether and under what conditions the shares of such series (alone or together with the shares of one or more other series having similar provisions) shall be entitled to vote separately as a single class, for the election of one or more additional directors of the Corporation in case of dividend arrearage or other specified events, or upon other specified matters;

                  (8) Whether the issuance of any additional shares of such series, or of any shares of any other series, shall be subject to restrictions as to issuance, or as to the powers, preferences or rights of any such other series; and

                  (9) Any other preferences, privileges and powers, and relative, participating, optional or other special rights, and qualifications, limitations or restrictions of such series, as the Board of Directors may deem advisable and as shall be consistent with the provisions of the laws of the State of Tennessee and of this Charter.

         (c) No dividends shall be paid or declared or set apart on any particular series of Preferred Stock in respect of any period unless accumulated dividends shall be or shall have been paid, or declared and set apart for payment, pro rata on all shares of Preferred Stock at the time outstanding of each other series, so that the amount of dividends declared on such particular series shall bear the same ratio to the amount declared on each such other series as the dividend rate of such particular series shall bear to the dividend rate of such other series.

         (d) Unless and except to the extent otherwise required by law or provided in the resolution or resolutions of the Board of Directors creating any series of Preferred Stock pursuant to this ARTICLE SIXTH, the holders of the Preferred Stock shall have no voting power with respect to any matter whatsoever.

                  Page 2 of Union Planters Corporation Charter

         (e) Shares of Preferred Stock called, redeemed, converted, exchanged, purchased, retired or surrendered to the Corporation, or which have been issued and reacquired in any manner, shall, upon compliance with any applicable provisions of the Tennessee Business Corporation Act, have the status of authorized and unissued shares of Preferred Stock and may be reissued by the Board of Directors as part of the series of which they were originally a part or may be reclassified into and reissued as part of a new series or as a part of any other series, all subject to the protective conditions or restrictions of any outstanding series of Preferred Stock.

SERIES A PREFERRED STOCK

         (f) Pursuant to the authority vested in the Board of Directors in accordance with the provisions of this ARTICLE SIXTH of the Charter, the Board of Directors does hereby create, authorize and provide for the issuance of Series A Preferred Stock out of the class of 10,000,000 shares of preferred stock, no par value (the "Preferred Stock"), having the voting powers, designation, relative, participating, optional and other special rights, preferences, and qualifications, limitations and restrictions thereof that are set forth as follows:

                  (1) DESIGNATION AND AMOUNT. The shares of such series shall be designated as Series A Preferred Stock ("Series A Preferred Stock") and the number of shares constituting such series shall be 750,000. Such number of shares may be adjusted by appropriate action of the Board of Directors.

                  (2) DIVIDENDS AND DISTRIBUTIONS.

                           (a) Subject to the prior and  superior  rights of the
holders of any shares of any other series of Preferred Stock or any other shares of preferred stock of the Corporation ranking prior and superior to the shares of Series A Preferred Stock with respect to dividends, each holder of one one-hundredth (1/100) of a share (a "Unit") of Series A Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for that purpose, (i) dividends payable in cash on the 1st day of January, April, July and October in each year (each such date being a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of such Unit of Series A Preferred Stock, in an amount per Unit (rounded to the nearest cent) equal to the greater of (x) $.01 or (y) subject to the provision for adjustment hereinafter set forth, the aggregate per share amount of all cash dividends declared on shares of the common stock of the Corporation, par value $5.00 per share, (the "Common Stock") since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of a Unit of Series A Preferred Stock, and (ii) subject to the provision for adjustment hereinafter set forth, quarterly distributions (payable in kind) on each Quarterly Dividend Payment Date in an amount per Unit equal to the aggregate per share amount of all non-cash dividends or other distributions (other than a dividend payable in shares of Common Stock or a subdivision of the outstanding share of Common Stock, by reclassification or otherwise) declared on shares of Common Stock since the immediately preceding Quarterly Dividend Payment Date, or with respect to the first Quarterly Dividend Payment Date, since the first issuance of a Unit of Series A Preferred Stock. In the event that the Corporation shall at any time after January 19, 1989 (the "Rights Declaration Date") (i) declare or pay any dividend on outstanding shares of Common Stock payable in shares of Common Stock, or (ii) subdivide outstanding shares of Common Stock or (iii) combine outstanding shares of Common Stock into a smaller number of shares, then in each such case the amount to which the holder of a Unit of Series A Preferred Stock was entitled immediately prior to such event pursuant to the preceding sentence shall be adjusted by multiplying such amount of a fraction the numerator of which shall be the number of shares of Common Stock that are outstanding immediately after such event and the denominator of which shall be the number of shares of Common Stock that were outstanding immediately prior to such event.

                           (b) The  Corporation  shall  declare  a  dividend  or
distribution on Units of Series A Preferred Stock as provided in paragraph (a) above immediately after it declares a dividend or distribution on the shares of Common Stock (other than a dividend payable in shares of Common Stock); provided, however that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend payment Date, a dividend of $.01 per Unit on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

                           (c)  Dividends  shall  begin to  accrue  and shall be
cumulative on each outstanding Unit of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issuance of such Unit of Series A Preferred Stock, unless the date of issuance of such Unit is prior to the record date for the First Quarterly Dividend Payment Date, in which case, dividends on such Unit shall begin to accrue from the date of issuance of such Unit, or unless the date of issuance is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of Units of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on Units of Series A Preferred Stock in an amount less than the aggregate amount of all such dividends at the time accrued and payable on such Units shall be allocated pro rata on a unit-by-unit basis amount all Units of Series A Preferred Stock at the time outstanding. The Board of Directors may fix a record date for the determination of holders of Units of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 30 days prior to the date fixed for the payment thereof.

                  (3) VOTING RIGHTS. The holders of Units of Series A Preferred Stock shall have the following voting rights.

                           (a) Subject to the provision for adjustment hereinafter set forth, each Unit of Series A Preferred Stock shall entitle the holder thereof to one vote on all matters submitted to a vote of the shareholders of the Corporation. In the event the Corporation shall at any time after the Rights
                           Declaration Date (i) declare any dividend on outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivide outstanding shares of Common Stock or (iii) combine the outstanding shares of Common Stock into a smaller number of shares, then in each such case the number of votes per Unit to which holders of Units of Series A Preferred Stock

                  Page 3 of Union Planters Corporation Charter
                           were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately after such event and the denominator of which shall be the number of shares of Common Stock that were outstanding immediately prior to such event.

                           (b) Except as otherwise provided herein or by law, the holders of Units of Series A Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of shareholders of the Corporation.

                           (c) Except as set forth herein or required by law, holders of Units of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of shares of Common Stock as set forth herein) for the taking of any corporate action.

                  (4)  CERTAIN RESTRICTIONS.

                           (a) Whenever quarterly dividends or other dividends or distributions payable on Units of Series A Preferred Stock as provided in paragraph 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on outstanding Units of Series A Preferred Stock shall have been paid (or set aside for payment) in full, the Corporation shall not:

                                    (i)  declare or  pay  dividends on, make any
                                    other distributions or redeem or purchase or
                                    otherwise   acquire  for  consideration  any
                                    shares of stock ranking junior to the Series
                                    A Preferred Stock;

                                    (ii) declare or pay dividends on or make any
                                    other  distributions  on any shares of stock
                                    ranking on a parity as to dividends with the
                                    Series  A   Preferred   Stock,   except  for
                                    dividends  paid ratably on Units of Series A
                                    Preferred Stock and shares of all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of such Units and all such shares are then entitled;

                                    (iii)   redeem  or  purchase  or   otherwise
                                    acquire  for  consideration  shares  of  any
                                    stock  ranking  on a  parity  (either  as to
                                    dividends or upon  liquidation,  dissolution
                                    or winding  up) with the Series A  Preferred
                                    Stock,    PROVIDED,    HOWEVER,   that   the
                                    Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock ranking junior (both as to dividends and upon liquidation, dissolution or winding
                                    up) to the Series A Preferred Stock; or

                                    (iv)  purchase  or  otherwise   acquire  for
                                    consideration   any   Units   of   Series  A
                                    Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such Units.

                           (b) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the
                           Corporation unless the Corporation could, under paragraph (a) of this paragraph 4, purchase or otherwise acquire such shares at such time and in such manner.

                  (5) REACQUIRED SHARES. Any Units of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such Units shall, upon their cancellation, become authorized but unissued Units of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

                  (6)      LIQUIDATION, DISSOLUTION OR WINDING UP.

                           (a) Upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, no distribution shall be made (i) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding
                           up) to the Series A Preferred Stock unless the holders of Units of Series A Preferred Stock shall have received, subject to adjustment as hereinafter provided in paragraph (b), the greater of either (y) $90.00 per Unit plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not earned or declared, to the date of such payment, or (z) the amount equal to the aggregate per share amount to be distributed to holders of shares of Common Stock, or (ii) to the holders of shares of stock ranking on a parity upon liquidation, dissolution or winding up with the Series A Preferred Stock, unless simultaneously therewith distributions are made ratably on Units of Series A Preferred Stock and all other shares of such parity stock in proportion to the total amounts to which the holders of Units of Series A Preferred Stock are entitled under Clause (i)(y) of this sentence and to which the holders of such shares of such parity stock are entitled, in each case upon such liquidation dissolution or winding up.

                  Page 4 of Union Planters Corporation Charter

                           (b) in the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on outstanding shares of Common Stock payable in shares of Common Stock, or (ii) subdivide outstanding shares of Common Stock, or (iii) combine outstanding shares of Common Stock into a smaller number of shares, then in each such case the aggregate amount to which holders of Units of Series A Preferred Stock were entitled immediately prior to such event pursuant to clause (i)(z) of paragraph (1) of this paragraph 6 shall be adjusted by multiplying such amount by a fraction the numerator of which shall be the number of shares of Common Stock that are outstanding immediately after such event and the denominator of which shall be the number of shares of Common Stock that were outstanding immediately prior to such event.

                  (7) SHARE EXCHANGE, MERGER, ETC. In case the Corporation shall enter into any share exchange, merger, combination or other transaction in which the shares of Common Stock are exchanged for or converted into other stock or securities, cash and/or any other property, then in any such case Units of Series A Preferred Stock shall at the same time be similarly exchanged for or converted into an amount per Unit (subject to the provision for adjustment hereinafter set forth) equal to the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is converted or exchanged. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on outstanding shares of Common Stock payable in shares of Common Stock, or (ii) subdivide outstanding shares of Common Stock, or (iii) combine outstanding Common Stock into a smaller number of shares, then in each such case the amount set forth in the immediately preceding sentence with respect to the exchange or conversion of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which shall be the number of shares of Common Stock that are outstanding immediately after such event and the denominator of which shall be the number of shares of Common Stock that were outstanding immediately prior to such event.

                  (8) REDEMPTION. The Units of Series A Preferred Stock shall not be redeemable at the option of the Corporation or any holder thereof. Notwithstanding the foregoing sentence of this Section, the Corporation may acquire Units of Series A Preferred Stock in any other manner permitted by law and the Charter or Bylaws of the Corporation.

                  (9) RANKING. The Units of Series A Preferred Stock shall rank junior to all other series of the Preferred Stock and to any other class of preferred stock that hereafter may be issued by the Corporation as to the payment of dividends and the distribution of assets, unless the terms of any such series or class shall provide otherwise.

                  (10) AMENDMENT. The Charter, including without limitation the provisions hereof, shall not hereafter be amended, either directly or indirectly, or through merger or share exchange with another corporation, in any manner that would alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect the holders thereof adversely without the affirmative vote of the holders of a majority or more of the outstanding Units of Series A Preferred Stock, voting separately as a class.

                  (11) FRACTIONAL SHARES. The Series A Preferred Stock may be issued in Units or other fractions of a share, which Units or fractions shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Preferred Stock.

SERIES B PREFERRED STOCK

         (g) Pursuant to the authority vested in the Board of Directors in accordance with the provisions of this Article VI of the Charter, the Board of Directors of Union Planters Corporation (the "Corporation") does hereby create, authorize and provide for the issuance of a new series of preferred stock out of the authorized class of 10,000,000 shares of preferred stock, no par value (the "Preferred Stock"), having the voting powers, designations, relative participating, optional and other special rights, preferences, qualifications, limitations and restrictions thereof that are set forth as follows:

                  1. DESIGNATION AND AMOUNT. The shares of such series shall be designated as Series B $8.00 Nonredeemable Cumulative Convertible Preferred Stock (the "Series B Preferred Stock") and the number of shares constituting such series shall be 44,000. Such number of shares may be adjusted by appropriate action of this Board of Directors.

                  2.       DIVIDENDS AND DISTRIBUTIONS.

                           (a) Subject to the prior and superior rights of the holders of any shares of any other series of Preferred Stock of the Corporation ranking prior and superior to the shares of Series B Preferred Stock with respect to dividends, the holders of the Series B Preferred Stock, in preference to the holders of the $5.00 par value common stock of the Corporation (the "UPC Common Stock"), and any other capital stock of the Corporation ("Capital Stock") ranking junior to the Series B Preferred Stock as to the payment of dividends, shall be entitled to receive as and if declared by the Board of Directors out of funds legally available for that purpose, cumulative cash dividends at, but not exceeding, $8.00 per share per annum and no more.

                           (b) Dividends upon shares of Series B Preferred Stock shall be cumulative so that if in respect of any past quarterly dividend period or periods, full dividends accrued on the outstanding shares of Series B Preferred

                  Page 5 of Union Planters Corporation Charter

                           Stock shall not have been paid, the aggregate deficiency shall be fully paid or declared or set aside for payment before (i) any dividend shall be declared and paid or set aside for payment on UPC Common Stock, or any other Capital Stock ranking junior to the Series B Preferred Stock as to the payment of dividends, (ii) any other distribution of assets shall be made with respect to UPC Common Stock or any other Capital Stock ranking junior to the Series B Preferred Stock as to the payment of dividends, and (iii) the redemption or purchase of any shares of Series B Preferred Stock, UPC Common Stock, or any other Capital Stock ranking on a parity with or junior to the Series B Preferred Stock as to the payment of dividends by the Corporation.

                           (c) Cash dividends on the Series B Preferred Stock shall commence to accrue and shall be cumulative from the Effective Date of the Merger between Union Planters - Steiner Acquisition Company and Steiner Holdings pursuant to that Merger Agreement dated June 9, 1989 between UPC, Subsidiary, Steiner Bank, Arnold Steiner and Mary Steiner (the "Merger Agreement"); and, otherwise, from the Quarterly Dividend Payment Date on which cash dividends were paid on Series B Preferred Stock (in respect of a dividend on Series B Preferred Stock) next preceding the date of issuance of such shares of Series B Preferred Stock.

                           (d) Cash dividends on shares of Series B Preferred Stock shall be payable quarterly on the third Friday of February, May, August and November (a "Quarterly Dividend Payment Date") and will have the same record date for the payment of dividends as the record date for payment of dividends on UPC Common Stock, and, if there is no record date for the payment of dividends on UPC Common Stock, then the record date for the payment of dividends of the Series B Preferred Stock shall be that date which is 15 days prior to a given Quarterly Dividend Payment Date.

                  3. NO PREEMPTIVE RIGHTS. No holders of Series B Preferred Stock shall be entitled, as of right, to purchase or subscribe for any part of the unissued Series B Preferred Stock, UPC Common Stock, or Capital Stock, or to purchase or subscribe for any bonds, certificates of indebtedness, debentures, or other securities convertible into or carrying options, warrants or rights to purchase stock or other securities of the Corporation, or to purchase or subscribe for any stock or any securities of the Corporation purchased by the Corporation or by its nominee or nominees, or to have any other preemptive rights now or hereafter defined by the laws of the State of Tennessee; PROVIDED, HOWEVER, that this section shall not be deemed to prohibit the exercise by the holders of UPC Series B Preferred Stock of Rights issued pursuant to the UPC Share Purchase Rights Agreement.

                  4. LIQUIDATION. (a) In the event of the voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of Series B Preferred Stock shall be entitled to receive, after payment or provision for payment of all debts, but before any distribution of assets may be made to the holders of UPC Common Stock, or any other Capital Stock of the Corporation ranking junior to the Series B Preferred Stock as to liquidation, out of assets of the Corporation available for distributions to its stockholders, $100 per share, plus, in each case, accrued and unpaid dividends thereon to the date of payment thereof. After such payment has been made in full to the holders of the outstanding shares of Series B Preferred Stock (or funds necessary for the payment have been set aside in trust for the account of such holders so as to be and continue to be available therefor), the holders of Series B Preferred Stock shall be entitled to no further distribution, and the remaining assets of the Corporation shall be divided and distributed among the holders of UPC Common Stock (subject to any prior rights of any holders of any other Capital Stock of the Corporation entitled to participate with the UPC Common Stock as to the distribution of assets) then outstanding according to their respective shares. If on liquidation, dissolution or winding up, the net assets of the Corporation available for distribution among the holders of Series B Preferred Stock are insufficient to permit full payment to them, the entire net assets of the Corporation so available for distribution shall be distributed ratably among the holders of Series B Preferred Stock and the holders of any other Capital Stock ranking on a parity with the Series B Preferred Stock as to liquidation and distribution of assets. Nothing herein contained shall be construed to prohibit the retirement of Series B Preferred Stock by purchase, and neither the purchase of Series B Preferred Stock, the consolidation or merger of the Corporation, nor the sale or transfer of all or substantially all of the assets of the Corporation as an entirety shall be deemed a "liquidation, dissolution or winding up of the Corporation" within the meaning of this paragraph 4.

                  5. RIGHT TO VOTE. Except to the extent that the power or right to vote is granted or required pursuant to the Tennessee Business Corporation Act, as amended from time to time, the Series B Preferred Stock shall have no power or right to vote.

                  6. CONVERSION OF SERIES B PREFERRED STOCK. The holders of shares of Series B Preferred Stock shall have the right, at their option, any time after that date which is five (5) years after the Effective Date of the Merger, to convert such shares into shares of UPC Common Stock on the following terms and conditions:

                           (a)  Except as  provided  in  subsection  (c) of this
                           Section 6, each share of Series B Preferred Stock shall be convertible into that number of shares of UPC Common Stock determined by dividing (i) the product of the multiplication of the number of Series B Preferred Shares issued in the Merger by $100, by
                           (ii) $12.95,  then


                  Page 6 of Union Planters Corporation Charter
                           dividing  that  number  by the  number  of  Series  B
                           Preferred   Shares   issued   in  the   Merger   (the
                           "Conversion Ratio").

                           (b)  Except as  provided  in  subsection  (c) of this
                           Section 6, the estate of Arnold Steiner and the trustees of the trusts which receive assets of the Estate of Bernard S. Steiner, Jr. pursuant to the provisions of the last will and testament of Bernard
                           S. Steiner, Jr., and which shall have received Series B Preferred Stock pursuant to the Merger and such last will and testament, shall have the right to convert the shares of Series B Preferred Stock they own in accordance with the Conversion Ratio within five (5) years from the Effective Date of the Merger,
                           (i) as to the estate of Arnold Steiner, upon the death of Arnold Steiner, and as to each such trust, upon the death(s) of the oldest permissible income beneficiary of that particular trust; (ii) should there be a change in control (as defined in Section 2(a) of the Bank Holding Company Act of 1956, as amended, 12 U.S.C. Section 1841(a) of UPC; and (iii) should UPC issue any other preferred stock having priority as to the payment of dividends or as to liquidation preference over that of the Series B Preferred Stock.

                           (c) If any Series B Preferred Stock shall be converted into UPC Common Stock at a time when the UPC Common Stock into which such Series B Preferred Stock is convertible has attached or attributable thereto Rights issued pursuant to the UPC Share Purchase Rights Agreement, the surrender of such Series B Preferred Stock shall effectively cancel all Rights attached or attributable to the share(s) of Series B Preferred Stock so converted.

                           (d) If at any time, or from time to time, the Corporation shall (i) declare and pay, on or in respect of, UPC Common Stock any dividend payable in shares of UPC Common Stock, (ii) subdivide the outstanding shares of UPC Common Stock into a greater number of shares, or contract the number of outstanding shares of Series B Preferred Stock by combining such shares into a smaller number of shares, or (iii) contract the number of outstanding shares of UPC Common Stock by combining such shares into a smaller number of shares, or subdivide the outstanding shares of Series B Preferred Stock into a greater number of shares of Series B Preferred Stock, the Conversion Ratio shall be proportionately adjusted as of such time.

                           (e) If the Corporation consolidates with or merges into any corporation or reclassifies outstanding shares of UPC Common Stock (other than by way of subdivision or contraction of such shares) each share of Series B Preferred Stock shall thereafter be convertible into the number of shares of stock or other securities or property of the Corporation, or of the entity resulting from such consolidation or merger, to which a holder of the number of shares of UPC Common Stock deliverable upon conversion of such share of Series B Preferred Stock would have been entitled upon such consolidation, merger or reclas-sification, had the holder of such share of Series B Preferred Stock exercised his right of conversion and had such shares been issued and outstanding and had such holder been the holder of record of such UPC Common Stock at the time of such consolidation, merger or reclassification; and the Corporation shall make lawful provision therefor as a part of such consolidation, merger or reclassification.

                           (f) Whenever the Conversion Ratio is required to be adjusted, as herein provided, the Corporation shall promptly file with the transfer agent for the UPC Common Stock and simultaneously provide to each holder of record of Series B Preferred Stock a statement signed by the President or a Vice President or the Secretary or the Treasurer setting forth the adjusted Conversion Ratio, determined as so provided. Such statement shall set forth in reasonable detail such facts as may be necessary to show the reason for and the manner of computing such adjustment.

                           (g) On presentation and surrender to the Corporation at any office or agency maintained for the transfer of Series B Preferred Stock or the certificates of Series B Preferred Stock so to be converted, duly endorsed for transfer, the holder of such Series B Preferred Stock shall be entitled, subject to the limitations herein contained, to receive in exchange therefor a certificate or certificates for fully paid and nonassessable shares, and cash for fractional shares of UPC Common Stock or other securities pursuant to subsection (e) above, on the basis aforesaid. The Series B Preferred Stock shall be deemed to have been converted and the person converting the same to have become the holder of record of UPC Common Stock, for the purpose of receiving dividends and for all other purposes whatever as of the date when the certificate or certificates for such Series B Preferred Stock are surrendered to the Corporation as aforesaid. The Corporation shall not be required to make any such conversion, and no surrender of the Series B Preferred Stock shall be effective for such purposes, while the books for the transfer of either class of stock are closed for any purpose, but the surrender of such shares of Series B Preferred Stock for conversion during any period while such books are closed shall become effective for all purposes of conversion immediately upon the reopening of such books, as if the conversion had been made on the date such shares of Series B Preferred Stock were surrendered.

                           (h) The Corporation shall pay any and all taxes which may be imposed upon it with respect to the issuance and delivery of UPC Common Stock upon the conversion of the Series B Preferred Stock as herein provided. The Corporation shall not be required in any event to pay any transfer or other taxes by reason of the issuance of such UPC Common Stock in names other than those in which the Series B Preferred Stock surrendered


                  Page 7 of Union Planters Corporation Charter
                           for conversion may stand, and no such conversion or issuance of UPC Common Stock shall be made unless and until the person requesting such issuance has paid to the Corporation the amount of any such tax, or has established to the satisfaction of the Corporation and its transfer agent, if any, that such tax has been paid or is not required. Upon any conversion of Series B Preferred Stock as herein provided, no adjustment or allowance shall be made for dividends on the Series B Preferred Stock so converted, and all rights to dividends, if any, shall cease and be deemed satisfied; however, except as provided in the next sentence hereof, nothing in this section shall be deemed to relieve the Corporation from its obligation to pay any dividends which shall have been declared and shall be payable to holders of Series B Preferred Stock of record as of a date prior to such conversion even though the payment date for such dividend is subsequent to the date of conversion.

                  7. RESERVATION OF UPC COMMON STOCK. The Corporation shall, so long as any of the Series B Preferred Stock is outstanding, reserve and keep available out of its authorized and unissued UPC Common Stock, solely for the purpose of effecting the conversion of the Series B Preferred Stock, such number of shares of UPC
                           Common Stock as shall, from time to time, be sufficient to effect the conversion of all shares of the Series B Preferred Stock then outstanding. The Corporation shall, from time to time, increase its authorized UPC Common Stock and take such other actions as may be necessary to permit the issuance from time to time of the shares of the UPC Common Stock, as fully paid and nonassessable shares, upon the conversion of the Series B Preferred Stock as herein provided.

                  8.       DEFINITIONS.  For purposes hereof:

                           (a) The term "outstanding", when used in reference to shares of stock, shall mean issued shares, excluding shares held by the Corporation or a subsidiary thereof, and shares called for redemption, funds for the redemption of which shall have been set aside by the Corporation or deposited in trust;

                           (b) The amount of dividends "accrued" on any share of Series B Preferred Stock as of any quarterly dividend date shall be deemed to be the amount of any unpaid dividends accumulated thereon to and including such quarterly dividend date, whether or not earned or declared, and the amount of dividends "accrued" on any shares of Series B Preferred Stock as at any date other than a quarterly dividend date shall be deemed to be (i) the amount of any unpaid dividends accumulated thereon to and including the last preceding quarterly dividend date, whether or not earned or declared, plus (ii) an amount calculated on the basis of the annual dividend rate fixed for the shares of Series B Preferred Stock (8%) for the period after such last preceding quarterly dividend date to and including the date as of which the calculation is made, based on a 360-day year or 12 consecutive 30-day months.

                  9. REDEMPTION. The shares of Series B Preferred Stock shall not be redeemable at the option of the Corporation or any holder thereof. Notwithstanding the foregoing sentence of this Section, the Corporation may acquire Series B Preferred Stock in any other manner permitted by law and its Charter or Bylaws.

                  10. RANKING. The Series B Preferred Stock shall rank superior to that of the Corporation's Series A Preferred Stock as well as to all other series of the Corporation's preferred stock, unless the designation of rights and preferences for any other series of the Corporation's preferred stock expressly provides otherwise.

                  11. AMENDMENT. The Charter, including without limitations the provisions hereof, shall not hereafter be amended, either directly or indirectly, or through merger or share exchange with another corporation, in any manner that would alter or change the powers, preferences or special rights of the Series B Preferred Stock so as to affect the holders thereof adversely without the affirmative vote of the holders of a majority or more of the outstanding shares of Series B Preferred Stock, voting separately as a class; provided, however, that this paragraph shall have no affect on the ability of the Corporation to amend the Rights Agreement or redeem the UPC Preferred Share Purchase Rights in accordance therewith.

                  12. FRACTIONAL SHARES. The Series B Preferred Shares may be issued in units or other fractions of a share, which units or fractions shall entitle the holder, in proportion to such holder's fractional shares, to exercise such rights, receive dividends, and participate in all distributions and derive the benefit of all other rights of holders of Series B Preferred Stock.

SERIES C PREFERRED STOCK

         (h) Pursuant to the authority vested in the Board of Directors of Union Planters Corporation (the "Corporation") by the provisions of this Article Sixth of the Charter and by the provisions of the Tennessee Business Corporation Act, the Board of Directors of the Corporation does hereby create, authorize and provide for the issuance of a new series of preferred stock out of the Corporation's authorized class of 10,000,000 shares of no par value preferred stock (the "Preferred Stock"), having the designation, relative participating, optional and other special rights, preferences, qualifications, limitations and restrictions provided hereafter:


                Page 8 of Union Planters Corporation Charter

                  1. DESIGNATION AND AMOUNT. The shares of such series shall be designated as 10 3/8% Increasing Rate, Redeemable, Cumulative Preferred Stock, Series C (the "Series C Preferred Stock") and the number of shares of Preferred Stock constituting such Series C
                           Preferred Stock shall be 690,000. Such number of shares of Series C Preferred Stock may be adjusted hereafter by appropriate action of the Board of Directors. The Series C Preferred Stock shall have a stated value (the "Stated Value") of $25.00 per share.

                  2.       DIVIDENDS AND DISTRIBUTIONS.

                           (a) The holders of shares of Series C Preferred Stock, in preference to the holders of the $5.00 par value common stock of the Corporation (the "UPC Common Stock") shall be entitled to receive when and as declared by the Board of Directors, out of funds legally available for the purpose, cumulative cash dividends payable quarterly at the rate per share set forth in paragraph 2(c) below, on the fifteenth day (or, if such fifteenth day is not a Business Day, on the next Business Day) of February, May, August and November in each year (a "Quarterly Dividend Payment Date"), in respect of the Quarterly Dividend Period next preceding such fifteenth day, and no other dividend or dividends. Such dividends shall be payable to holders of the Series C Preferred Stock on such date as is not more than 30 nor less than 10 days prior to the particular Quarterly Dividend Payment Date. As used herein, a "Quarterly Dividend Period" means a period of three months ending on the last day of January, April, July or October. Subject to the provisions of paragraph (c) of Section Sixth of the Charter, dividends on account of arrears for any past Quarterly Dividend Period(s) may be declared and paid at any time, without reference to any regular Quarterly Dividend Payment Date to holders of record on such date not exceeding 30 or less than 10 days preceding the payment date thereof as may be fixed by the Board of Directors. The amount of dividend per share payable for any Quarterly Dividend Period less than a full Quarterly Dividend Period shall be computed on the basis of a 360-day year of twelve 30-day months and the actual number of days elapsed in the period for which payable.

                           (b) Preferred dividends upon shares of Series C Preferred Stock shall commence to accrue and be cumulative from (but not including) the day upon which the initial issuance of shares of Series C Preferred Stock occurs.

                           (c) For each Quarterly Dividend Period ending on or before October 31, 1994, preferred dividends payable with respect to each such Quarterly Dividend Period shall be $0.648438 per share. For each Quarterly Dividend Period ending after November 1, 1994 and on or before October 31, 1995, preferred dividends payable with respect to each such Quarterly Dividend Period shall be $0.679688 per share. For each Quarterly Dividend Period ending after November 1, 1995, and on or before October 31, 1996, preferred dividends payable with respect to each such Quarterly Dividend Period shall be $0.710938 per share. For each Quarterly Dividend Period ending after November 1, 1996, preferred dividends payable with respect to such Quarterly Dividend Periods shall be $0.742188 per share. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments which may be in arrears.

                           (d) For purposes hereof, "Business Day" shall mean any day upon which commercial banks in the City of Memphis, Tennessee, are required to be open for the transaction of their general banking business.


                  3. NO PREEMPTIVE RIGHTS. Holders of shares of Series C Preferred Stock shall not be entitled, as of right, to purchase or subscribe for any part of the unissued Series C Preferred Stock, any UPC Common Stock, or any other capital stock of the Corporation, or to purchase or subscribe for any bonds, certificates of indebtedness, debentures, or other securities convertible into or carrying options, warrants or rights to purchase any stock or other securities of the Corporation, or to purchase or subscribe for any stock or any securities of the Corporation purchased by the Corporation or by its nominee or nominees, or to have any other preemptive rights now or hereafter defined by the laws of the State of Tennessee.

                  4. LIQUIDATION. In the event of the voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of Series C Preferred Stock shall be entitled to receive, after payment or provision for payment of all debts, but before any distribution of assets may be made to the holders of UPC Common Stock or any other stock of the Corporation ranking junior to the Series C Preferred Stock as to the distribution of assets on liquidation, dissolution or winding up of the
                           Corporation, out of assets of the Corporation available for distributions to its shareholders, $25.00 per share (the "Liquidation Value"), plus, in each case, accrued and unpaid dividends thereon from (but not including) the day of initial issuance to the date of payment thereof. After such payment has been made in full to the holders of the outstanding shares of Series C Preferred Stock (or funds necessary for the payment have been set aside in trust for the account of such holders so as to be and continue to be available therefor), the holders of Series C Preferred Stock shall be entitled to no further distributions, and the remaining assets of the Corporation shall be divided and distributed among the holders of UPC Common Stock (subject to any prior rights of any holders of any other capital stock of the Corporation entitled to participate with the UPC Common Stock as to the distribution of assets) then outstanding according to their respective rights as shareholders. If, upon any liquidation, dissolution or winding up of the Corporation, the net assets of the Corporation, or proceeds thereof available for distribution among the holders of Series C Preferred Stock should be insufficient to permit payment in full of the


                  Page 9 of Union Planters Corporation Charter
                           preferential amount aforesaid and liquidating payments on any other Preferred Stock ranking, as to liquidation, dissolution or winding up, on a parity with the Series C Preferred Stock, then such assets, or the proceeds thereof, shall be distributed among the holders of Series C Preferred Stock and the holders of any such other Preferred Stock ratably in accordance with the respective amounts which would be payable on such shares of Series C Preferred Stock and on any such other Preferred Stock if all amounts payable thereon were paid in full. Neither the consolidation or merger of the Corporation with or into any other corporation or corporations, nor a reorganization of the Corporation alone, nor the sale or transfer by the Corporation of all or substantially all of its assets shall be deemed a "liquidation, dissolution or winding up of the Corporation" within the meaning of this paragraph 4.

                  5.       RIGHT TO VOTE.

                           (a)  Except  as  hereinafter   provided  for  and  as
                           otherwise from time to time required by law, the Series C Preferred Stock shall have no voting rights.

                           (b) So long as any shares of the Series C Preferred Stock remain outstanding, the consents of the holders of at least two-thirds (2/3ds) of the shares of Series C Preferred Stock outstanding at the time (voting separately as a class together with all other series of Preferred Stock of the Corporation ranking on a parity with the Series C Preferred Stock either as to payment of dividends or the distribution of assets upon liquidation, dissolution or winding up and upon which like voting rights have been conferred and are exercisable) given in person or by proxy, either in writing or at any special or annual meeting called for the purpose, shall be necessary to permit, effect or validate any one or more of the following:

                           (i) the authorization, creation or issuance of a new class or series of shares of capital stock having rights, preferences or privileges prior to the Series C Preferred Stock, or any increase in the number of authorized shares of any class or series having rights, preferences or privileges prior to the Series C Preferred Stock; or

                           (ii) the amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of the Corporation's Charter which would materially and adversely affect any right, preference, privilege or voting power of the Series C Preferred Stock or of the holders thereof; PROVIDED, HOWEVER, that any increase in the amount of authorized UPC Common Stock or Preferred Stock or the authorization, creation or issuance of any other series of UPC Common Stock or Preferred Stock, in each case ranking on a parity with or junior to the Series C Preferred Stock with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up, shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers.

                           (c) The foregoing voting provisions shall not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding shares of Series C Preferred Stock shall have been redeemed or called for redemption and funds shall have been deposited in trust in an amount sufficient to effect such redemption.

                  6.       REDEMPTION.

                           (a) The shares of Series C Preferred Stock shall be redeemable, in whole or in part, only at the option of the Corporation by resolution of its Board of Directors and with the prior written consent of the Board of Governors of the Federal Reserve System, or of the appropriate Federal Reserve Bank acting under delegated authority, or their successors, at any time and from time to time on or after October 31, 1994 at $25.00 per share, plus all dividends accrued and unpaid on such Series C Preferred Stock from (but not including) the day of issuance up to the day fixed for redemption. Notwithstanding the foregoing sentence of this Section, the Corporation may acquire Series C Preferred Stock in any other manner permitted by law and its Charter or Bylaws.

                           (b) In the event that less than the entire amount of the Series C Preferred Stock outstanding is to be redeemed at any one time, the shares to be redeemed shall be selected by lot or pro rata (as nearly as may be) or by any other method determined by the Board of Directors of the Corporation in its sole discretion to be equitable. Notice of any redemption shall be given by first class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the redemption date, to each holder of record of the shares selected for redemption at such holders' respective addresses as the same shall appear on the stock register of the Corporation. Each such notice shall state: (1) the redemption date; (2) the number of shares of Series C Preferred Stock to be redeemed and, if less than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (3) the redemption price and the manner in which the redemption price is to be paid and delivered; (4) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (5) that dividends on the shares to be redeemed will cease to accrue on such redemption date. No failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the proceedings for redemption. Any notice mailed in the

                  Page 10 of Union Planters Corporation Charter
                           manner herein provided shall be conclusively presumed to have been duly given whether or not the holder receives the notice. Upon such redemption date, or upon such earlier date as the Board of Directors shall designate for payment of the redemption price (unless the Corporation shall default in the payment of the redemption price as set forth in such notice), the holders of shares of Series C Preferred Stock selected for redemption and to whom notice has been duly given shall cease to be shareholders with respect to such shares of Series C Preferred Stock and shall have no interest in or claim against the Corporation by virtue thereof and shall have no dividend, voting or other rights with respect to such shares except the right to receive the moneys payable upon such redemption from the Corporation or otherwise, without interest thereon, upon surrender (and endorsement, if required by the Corporation) of the certificates, and the shares evidenced and represented thereby shall no longer be deemed to be outstanding. The Corporation's obligation to provide funds for redemption shall be deemed fulfilled if, on or before the redemption date, the Corporation shall deposit with a bank or trust company (which may be an affiliate of the Corporation), having an office or agency in Memphis, Tennessee and having a capital and surplus of at least $50,000,000, or with any other such bank or trust company located in the continental United States as may be designated from time to time by the Corporation, funds necessary for such redemption, in trust, with irrevocable instructions that such funds be applied to the redemption of the shares of Series C Preferred Stock so called for redemption. Any interest accrued on such funds shall be paid to the Corporation from time to time. Any funds so deposited and unclaimed at the end of six years from such redemption date shall be repaid or released to the Corporation, after which the holder or holders of such shares of Series C Preferred Stock so called for redemption shall look only to the Corporation for payment of the redemption price. Upon redemption of Series C Preferred Stock in the manner set out herein, or upon the purchase of Series C
                           Preferred Stock by the Corporation, the Series C Preferred Stock so acquired by the Corporation shall be retired and canceled and shall be restored to the status of authorized but unissued shares of Preferred Stock, without designation as to series, and may thereafter be issued, but not as shares of Series C Preferred Stock.

                  7.       RANKING.

                           (a) Any class or series of stock of the Corporation shall be deemed to rank:

                                    (i) "prior to" the Series C Preferred Stock if the holders of such class or series shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of Series C Preferred Stock; and

                                    (ii)  "on  a  parity   with"  the  Series  C
                                    Preferred Stock if the holders of such class
                                    or series of stock  and the  holders  of the
                                    Series C  Preferred  Stock shall be entitled
                                    to the  receipt of  dividends  or of amounts
                                    distributable upon liquidation,  dissolution
                                    or  winding  up,  as the  case  may  be,  in
                                    proportion  to  their  respective   dividend
                                    rates   or   liquidation   prices,   without
                                    preference or priority one over the other whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share of such other class or series of stock are different from those of the Series C Preferred Stock.

                           (b) The Series C Preferred Stock shall rank on a parity with both the Corporation's Series B Preferred Stock and the Series A Preferred Stock, if and when such Series A Preferred Stock should be issued.

                  8. DEBT OBLIGATIONS. The Corporation, at any time and from time to time, may authorize the issue of debt obligations, whether or not subordinated, without the approval of the shareholders.

                  9. CONVERSION OR EXCHANGE. The holders of the Series C Preferred Stock shall not have any rights herein to convert such shares into, or exchange such shares for, shares of any other class or classes or any other series of any class or classes of capital stock (or any other equity or debt security) of the Corporation.

SERIES D PREFERRED STOCK

         (i) Pursuant to the authority vested in the Board of Directors of Union Planters Corporation (the "Corporation") by the provisions of this Article Sixth of its Charter and by the provisions of the Tennessee Business Corporation Act, the Board of Directors of the Corporation does hereby create, authorize and provide for the issuance of a new series of preferred stock out of the Corporation's authorized class of 10,000,000 shares of preferred stock having no par value (the "Preferred Stock"), having the designation, relative participating, optional and other special rights, preferences, qualifications, limitations and restrictions provided hereafter:

                  1. DESIGNATION AND AMOUNT. The shares of such series shall be designated as the: 9.5% REDEEMABLE, CUMULATIVE, CONVERTIBLE, PREFERRED STOCK, SERIES D (the "Series D Preferred Stock") and the number of shares of Preferred Stock constituting such Series D Preferred Stock shall be 253,659. Such number of shares of Series D Preferred Stock may be adjusted hereafter by appropriate action of the Board of Directors. The Series D Preferred Stock shall have a stated value of $20.50 per share (the "Stated Value").

                 Page 11 of Union Planters Corporation Charter

                  2. DIVIDENDS AND DISTRIBUTIONS. (a) The holders of shares of Series D Preferred Stock, in preference to the holders of the $5.00 par value common stock of the Corporation (the "UPC Common Stock") shall be entitled to receive when, as and if declared by the Board of Directors, out of funds legally available for the purpose, cumulative cash dividends payable quarterly at the annual rate of 9.5% of the Stated Value thereof on the fifteenth day (or, if such fifteenth day should not be a Business Day, on the next Business Day) of February, May, August and November in each year (a "Quarterly Dividend Payment Date"), in respect of the Quarterly Dividend Period next preceding such fifteenth day, and no other dividend or dividends. Such dividends shall be payable to holders of record of the Series D Preferred Stock on such date as may be fixed by the Board of Directors which date shall not be more than 30 nor less than 10 days prior to the applicable Quarterly Dividend Payment Date. As used herein, a "Quarterly Dividend Period" means a period of three calendar months ending on the last day of January, April, July and October. Subject to the provisions of paragraph (c) of Article Sixth of the Charter, dividends on account of arrears for any past Quarterly Dividend Period(s) may be declared and paid at any time designated by the Board of Directors, without reference to any regular Quarterly Dividend Payment Date, to holders of record on such date as may be fixed by the Board of Directors, which date shall not be more than 30 nor less than 10 days preceding the designated payment date. The amount of dividend per share payable for any Quarterly Dividend Period less than a full Quarterly Dividend Period shall be computed on the basis of a 360-day year of twelve 30-day months and the actual number of days elapsed in the period with respect to which it is payable.

                           (b) Preferred dividends upon shares of Series D Preferred Stock shall commence to accrue and be cumulative from the day upon which the original issuance of shares of Series D Preferred Stock shall occur which shall be deemed to be the effective date of the merger of Southeastern Bancshares, Inc. with and into Union Planters - SBI Acquisition Company, both of which are Tennessee corporations.

                           (c) No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments which may be in arrears.

                           (d) For purposes hereof, a "Business Day" shall mean any day on which commercial banks in the City of Memphis, Tennessee, are required to be open for the transaction of their general banking businesses.


                  3. NO PREEMPTIVE RIGHTS. The holders of shares of Series D Preferred Stock shall not be entitled, as of right, to purchase or subscribe for any part of the unissued Series D Preferred Stock, any UPC Common Stock, or any other capital stock of the Corporation, or to purchase or subscribe for any bonds, certificates of indebtedness, debentures, or other securities convertible into, or carrying options, warrants or rights to purchase, any stock or other securities of the Corporation, or to purchase or subscribe for any stock or any securities of the Corporation purchased by the Corporation or by its nominee or nominees, or to have any other preemptive rights now or hereafter defined by the laws of the State of Tennessee.

                  4. LIQUIDATION. In the event of the voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of Series D Preferred Stock shall be entitled to receive, after payment or provision for payment of all debts but before any distribution of assets may be made to the holders of UPC Common Stock or any other stock of the Corporation ranking junior to the Series D Preferred Stock as to the distribution of assets on liquidation, dissolution or winding up of the
                           Corporation, out of assets of the Corporation available for distributions to its shareholders, $20.50 per share (the "Liquidation Value"), plus, in each case, accrued and unpaid dividends thereon from (but not including) the day of original issuance to the date of payment thereof. After such payment has been made in full to the holders of the outstanding shares of Series D Preferred Stock (or funds necessary for such payment have been set aside in trust for the account of such holders so as to be and to continue to be available therefor), the holders of Series D Preferred Stock shall be entitled to no further distributions, and the remaining assets of the Corporation shall be divided and distributed among the holders of UPC Common Stock (subject to any senior rights of any holders of any other capital stock of the Corporation entitled to participate with the UPC Common Stock as to the distribution of assets) then outstanding according to their respective rights as shareholders. If, upon any liquidation, dissolution or winding up of the Corporation, the net assets of the Corporation, or proceeds thereof available for distribution among the holders of Series D Preferred Stock should be insufficient to permit payment in full of the preferential amount aforesaid and liquidating payments on any other Preferred Stock ranking, as to liquidation, dissolution or winding up, on a parity with the Series D Preferred Stock, then such assets, or the proceeds thereof, shall be distributed among the holders of Series D Preferred Stock and the holders of any such other Preferred Stock ranking on a parity with the Series D Preferred Stock ratably in accordance with the respective amounts which would be payable on such shares of Series D Preferred Stock and on any such other Preferred Stock ranking on a parity with the Series D Preferred Stock if all amounts payable thereon were paid in full. Neither the consolidation or merger of the Corporation with or into any other corporation or corporations, nor a reorganization of the Corporation alone, nor the sale or transfer by the Corporation of all or substantially all of its assets shall be deemed a "liquidation, dissolution or winding up of the Corporation" within the meaning of this paragraph 4.

                  5.       RIGHT OF HOLDERS OF SERIES D SHARES TO VOTE.

                  Page 12 of Union Planters Corporation Charter

                           (a)  Except  as  hereinafter   provided  for  and  as
                           otherwise from time to time required by law, the Series D Preferred Stock shall have no voting rights except for those which may be required by the laws of the State of Tennessee.

                           (b) So long as any shares of Series D Preferred Stock remain outstanding, the consents of the holders of at least two-thirds (2/3ds) of the shares of Series D Preferred Stock outstanding at the time (voting separately as a class together with all other series of Preferred Stock of the Corporation ranking on a parity with the Series D Preferred Stock either as to dividends or the distribution of assets upon liquidation, dissolution or winding up and upon which like voting rights have been conferred and are exercisable) given in person or by proxy, either in writing or at any special or annual meeting called for the purpose, shall be necessary to permit, effect or validate any one or more of the following actions:

                                    (i) the authorization,  creation or issuance
                                    of a  new  class  or  series  of  shares  of
                                    capital  stock  of  the  Corporation  having
                                    rights,  preferences or privileges senior to
                                    the  Series  D  Preferred   Stock,   or  any
                                    increase in the number of authorized  shares
                                    of  any  class  or  series  having   rights,
                                    preferences or privileges senior to the Series D Preferred Stock; or

                                    (ii) the  amendment,  alteration  or repeal,
                                    whether   by   merger,    consolidation   or
                                    otherwise,  of any of the  provisions of the
                                    Corporation's Charter which would materially
                                    and adversely affect any right,  preference,
                                    privilege  or voting  power of the  Series D
                                    Preferred  Stock or of the holders  thereof;
                                    PROVIDED,  HOWEVER, that any increase in the
                                    amount of  authorized  UPC  Common  Stock or
                                    Preferred   Stock   or  the   authorization,
                                    creation or issuance of any other  series of
                                    UPC Common Stock or Preferred Stock, in each
                                    case ranking on a parity with,  or junior to
                                    the Series D Preferred Stock with respect to
                                    the   payment   of    dividends    and   the
                                    distribution  of  assets  upon  liquidation,
                                    dissolution  or  winding  up,  shall  not be
                                    deemed to "materially and adversely  affect"
                                    such  rights,  preferences,   privileges  or
                                    voting  powers  of the  Series  D  Preferred
                                    Stock.

                           (c) The foregoing voting provisions shall not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected (i) all outstanding shares of Series D Preferred Stock shall have been redeemed or called for redemption and (ii) funds shall have been deposited in trust in an amount sufficient to effect such redemption as provided herein.

                  6.       REDEMPTION.

                           (a) The shares of Series D Preferred Stock shall be redeemable, in whole or in part, only at the option of the Corporation by resolution of its Board of Directors but only with the prior consent of the Board of Governors of the Federal Reserve System, or of the appropriate Federal Reserve Bank acting under delegated authority, or their successors, at any time and from time to time on or after the third anniver-sary of the Effective Time of the Merger of SBI with and into Union Planters - SBI Acquisition Company at Twenty and 50/100 Dollars ($20.50) per share (the "Redemption Price"), plus all dividends accrued and unpaid on such Series D Preferred Stock from (but not including) the day of original issuance up to the Redemption Date (as defined below). Notwithstanding the foregoing sentence of this Section, the Corporation may acquire Series D Preferred Stock in any other lawful manner permitted by its Charter or Bylaws.

                           (b) In the event that less than the entire amount of Series D Preferred Stock outstanding is to be redeemed at any one time, the shares to be redeemed shall be selected by lot or pro rata (as nearly as may be) or by any other method determined by the Board of Directors of the Corporation in its sole discretion to be equitable.

                           (c) Notice of any redemption, whether whole or partial, shall be given by United States first class mail, postage prepaid, deposited in the mail not less than 30 nor more than 60 days prior to the Redemption Date, addressed to each holder of record of the shares selected for redemption at such holders' respective addresses as the same shall appear on the stock register of the Corporation. Each such notice shall state: (1) the date designated by the Board of Directors as the "Redemption Date"; (2) the number of shares of Series D Preferred Stock to be redeemed and, if less than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (3) the Redemption Price and the manner in which the Redemption Price is to be paid and delivered; (4) the place or places where certificates representing and evidencing such shares are to be surrendered for payment of the Redemption Price; and (5) that dividends on the shares to be redeemed will cease to accrue on such Redemption Date. No failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the proceedings for redemption. Any notice mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the holder receives the notice. On the Redemption Date, or on such earlier date as the Board of Directors shall designate for payment of the Redemption Price (unless the Corporation shall default in the payment of the Redemption Price as set forth in such notice), the holders of shares of Series D Preferred Stock selected for redemption and to whom notice has been duly given shall cease to be shareholders with respect to such shares of Series D Preferred Stock and shall have no interest in, or claim against the Corporation by virtue thereof and shall have no dividend, voting or other rights with respect to such

                 Page 13 of Union Planters Corporation Charter
                           shares except the right to receive the moneys payable upon such redemption from the Corporation or otherwise, without interest thereon, upon surrender (and proper endorsement, if required by the Corporation) of the certificates, and the shares represented thereby shall no longer be deemed to be outstanding. The Corporation's obligation to provide funds for redemption shall be deemed fulfilled if, on or before the Redemption Date, the Corporation shall have deposited with a bank or trust company (which may be an affiliate of the Corporation), having an office or agency in Memphis, Tennessee, having a capital and surplus of at least $50,000,000, or with any other such bank or trust company located in the continental United States as may be designated from time to time by the Corporation, funds necessary for such redemption, in trust, with irrevocable instructions that such funds be applied to the redemption of the shares of Series D Preferred Stock so called for redemption. Any interest accrued on such funds shall be paid to the Corporation from time to time. Any funds so deposited and unclaimed at the end of six years from such Redemption Date shall be repaid or released to the Corporation, after which the holder or holders of such shares of Series D Preferred Stock so called for redemption shall look only to the Corporation for payment of the Redemption Price. Upon redemption of Series D Preferred Stock in the manner set out herein, or upon the purchase of Series D Preferred Stock by the Corporation, the
                           Series D Preferred Stock so acquired by the Corporation shall be retired and canceled and shall be restored to the status of authorized but unissued shares of Preferred Stock, without designation as to series, and may thereafter be issued, but not as shares of Series D Preferred Stock.

                  7.       RANKING.

                           (a) Any class or series of stock of the Corporation shall be deemed to rank:

                                    (i) "senior to" the Series D Preferred Stock if the holders of such class or series shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of Series D Preferred Stock; and

                                    (ii)  "on  a  parity   with"  the  Series  D
                                    Preferred Stock if the holders of such class
                                    or series of stock  and the  holders  of the
                                    Series D  Preferred  Stock shall be entitled
                                    to the  receipt of  dividends  or of amounts
                                    distributable upon liquidation,  dissolution
                                    or  winding  up,  as the  case  may  be,  in
                                    proportion  to  their  respective   dividend
                                    rates   or   liquidation   prices,   without
                                    preference or priority one over the other whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share of such other class or series of stock are different from those of the Series D Preferred Stock.

                           (b) The Series D Preferred Stock shall rank on a parity with the Corporation's Series B Preferred Stock, the Corporation's Series C Preferred Stock and the Corporation's Series A Preferred Stock, if and when shares of such Series A Preferred Stock should be issued.

                  8. CONVERSION OF SERIES D PREFERRED STOCK. The registered holders of shares of Series D Preferred Stock shall have the right, at their option, to convert such shares into shares of UPC Common Stock (and, upon the occurrence of a certain type of merger, into other assets) on the following terms and conditions:

                           (a) The registered holders of the Series D Preferred Stock shall have the right at any time after the date of its original issuance but prior to the Redemption Date designated in the notice of redemption given to such holders in accordance with the provisions of
                           Section 6, to convert each share of the Corporation's Series D Preferred Stock registered in the name of such holders into one (1) share of the Corporation's Common Stock having a par value of $5.00 per share. The Series D Preferred Stock shall not be convertible into any other class or classes or any other series of any class or classes of capital stock (or any other equity or debt security) of the Corporation.

                           (b) On presentation and surrender to the Corporation at any office or agency maintained for the transfer of the Series D Preferred Stock (the "Transfer Agent") of the certificates representing and evidencing Series D Preferred Stock so to be converted, duly endorsed for conversion, the holder of such Series D Preferred Stock shall be entitled, subject to the limitations herein contained, to receive in exchange therefor a certificate or certificates for fully paid and nonassessable shares, and cash for fractional shares (if any) of UPC Common Stock or other securities pursuant to subsection (d) below on the basis set forth. The Series D Preferred Stock shall be deemed to have been converted and the person converting the same shall be deemed to have become the holder of record of UPC Common Stock, for the purpose of receiving dividends and for all other purposes whatsoever as of the date when the certificate or certificates representing and evidencing such Series D Preferred Stock shall have been surrendered to the Transfer Agent as aforesaid. The holder of Series D Preferred Stock shall be responsible for selection of the method of delivery to the Transfer Agent of any share certificates intended to be surrendered for conversion and the Corporation shall have no risk or liability for the loss or late delivery of certificates for conversion. Properly endorsed certificates must be physically received by the Transfer Agent no later than the close of business on the Business Day next preceding the designated Redemption Date in order for the conversion to become effective. The

                 Page 14 of Union Planters Corporation Charter

                           Corporation shall not be required to make any such conversion, and no surrender of the Series D Preferred Stock shall be effective for such purposes, while the books for the transfer of either class of stock are closed for any purpose, but the surrender of such shares of Series D Preferred Stock for conversion during any period while such books are closed shall become effective for all purposes of conversion immediately upon the reopening of such books, as if the conversion had been made on the date such shares of Series D Preferred Stock were surrendered.

                           (c) If at any time, or from time to time, the Corporation should (i) declare and pay on, or in respect of, the UPC Common Stock any dividend payable in shares of UPC Common Stock; or (ii) subdivide the outstanding shares of UPC Common Stock into a greater number of shares, or contract the number of outstanding shares of Series D Preferred Stock by combining such shares into a smaller number of shares; or (iii) contract the number of outstanding shares of the UPC Common Stock by combining such shares into a smaller number of shares, or (iv) subdivide the outstanding shares of Series D Preferred Stock into a greater number of shares of Series D Preferred Stock, the Conversion Ratio shall be proportionately adjusted as of such time.

                           (d) If the Corporation should consolidate with, or merge into any corporation or reclassify outstanding shares of UPC Common Stock (other than by way of subdivision or contraction of such shares), each share of Series D Preferred Stock shall thereafter be convertible into the number of shares of stock or other securities or property of the Corporation, or of the entity resulting from such consolidation or merger, to which a holder of the number of shares of UPC Common Stock deliverable upon conversion of such share of Series D Preferred Stock would have been entitled upon such consolidation, merger or reclassification, had the holder of such share of Series D Preferred Stock exercised his right of conversion and had such shares been issued and outstanding and had such holder been the holder of record of such UPC Common Stock at the time of such consolidation, merger or reclassification and the Corporation shall make lawful provision therefor as a part of such consolidation, merger or reclassification.

                           (e) Whenever the conversion ratio or the type of consideration other than UPC Common Stock receivable by the holder upon conversion of the Series D Preferred Stock is required to be adjusted, as herein provided, the Corporation shall promptly file with the transfer agent for the UPC Common Stock and simultaneously provide to each holder of record of Series D Preferred Stock a statement signed by the President or a Vice President or the Secretary or the Treasurer setting forth the adjusted conversion ratio and, if applicable, a description of the consideration receivable upon consummation, determined as so provided. Such statement shall set forth in reasonable detail such facts as may be necessary to show the reason for and the manner of computing such adjustments.

                           (f) The Corporation shall pay any and all taxes which may be imposed upon it with respect to the issuance and delivery of UPC Common Stock upon the conversion of the Series D Preferred Stock as herein provided. The Corporation shall not be required in any event to pay any transfer or other taxes by reason of the issuance of such UPC Common Stock in names other than those in which the Series D Preferred Stock surrendered for conversion may stand, and no such conversion or issuance of UPC Common Stock shall be made unless and until the person requesting such issuance has paid to the Corporation the amount of any such tax, or has established to the satisfaction of the Corporation and its transfer agent, if any, that such tax has been paid or is not required. Upon any conversion of Series D Preferred Stock as herein provided, no adjustment or allowance shall be made for dividends on the Series D Preferred Stock so converted, and all rights to dividends, if any, shall cease and be deemed satisfied; PROVIDED, HOWEVER, that nothing in this section shall be deemed to relieve the Corporation from its obligation to pay any dividends which shall have been declared and shall be payable to holders of Series D Preferred Stock of record as of a date prior to such conversion even though the payment date for such dividend may be subsequent to the date of conversion.

                           (g) If any shares of Series D Preferred Stock should be converted into UPC Common Stock at a time when the UPC Common Stock into which such Series D Preferred Stock is convertible has attached or attributable thereto Rights issued pursuant to the UPC Share Purchase Rights Agreement, the surrender of such Series D Preferred Stock shall effectively cancel all Rights attached or attributable to the share(s) of Series D Preferred Stock so converted.

                  9. RESERVATION OF UPC COMMON STOCK. The Corporation shall, so long as any of the Series D Preferred Stock shall remain outstanding, reserve and keep available out of its authorized and unissued UPC Common Stock, solely for the purpose of effecting the conversion of the Series D Preferred Stock, such number of shares of UPC Common Stock as shall, from time to time, be sufficient to effect the conversion of all shares of the Series D Preferred Stock then outstanding. The Corporation shall, from time to time, increase its authorized UPC Common Stock and take such other actions as may be necessary to permit the issuance from time to time of the shares of the UPC Common Stock, as fully paid and nonassessable shares, upon the conversion of the Series D Preferred Stock in the manner herein provided.

                  10. DEBT OBLIGATIONS. The Corporation, at any time and from time to time, may authorize the issuance of debt obligations, whether or not subordinated, without the approval of any of its shareholders.

                 Page 15 of Union Planters Corporation Charter

                  11.      DEFINITIONS.   For  purposes of subparagraph  (i)  of
                           Article Sixth of the Charter:

                           (a) The term "outstanding", when used in reference to shares of stock, shall mean shares which are authorized and issued, excluding shares held by the Corporation or by a subsidiary of the Corporation (other than in a fiduciary capacity), and excluding shares called for redemption, funds for the redemption of which shall have been set aside by the Corporation or deposited in trust in the manner provided herein;

                           (b) The amount of dividends "accrued" on any share of Series D Preferred Stock as of the last day of the applicable Quarterly Dividend Period (the "Quarterly Dividend Date") shall be deemed to be the amount of any unpaid dividends accumulated thereon to and including such Quarterly Dividend Date, whether or not earned or declared, and the amount of dividends "accrued" on any shares of Series D Preferred Stock as at any date other than a Quarterly Dividend Date shall be deemed to be (i) the amount of any unpaid dividends accumulated thereon to and including the last preceding Quarterly Dividend Date, whether or not earned or declared, plus (ii) an amount calculated on the basis of the annual dividend rate fixed for the shares of Series D Preferred Stock (9.5%) for the period subsequent to such last preceding Quarterly Dividend Date to and including the date as of which the calculation is made, based on a 360-day year of 12 consecutive 30-day months and the actual number of days elapsed in the latter period.

SERIES E PREFERRED STOCK

         (a) Pursuant to the authority vested in the Board of Directors of Union Planters Corporation (the "Corporation") by the provisions of this Article Sixth of its Charter and by the provisions of the Tennessee Business Corporation Act, the Board of Directors of the Corporation does hereby create, authorize and provide for the issuance of a new series of preferred stock out of the Corporation's authorized class of 10,000,000 shares of preferred stock having no par value (the "Preferred Stock"), having the designation, relative participating, optional and other special rights, preferences, qualifications, limitations and restrictions provided hereafter:

                  1. DESIGNATION AND AMOUNT. The shares of such series shall be designated as the: 8% CUMULATIVE, CONVERTIBLE, PREFERRED STOCK, SERIES E (the "Series E Preferred Stock") and the number of shares of Preferred Stock constituting such Series E Preferred Stock shall be 4,500,000. Such number of shares of Series E Preferred Stock may be adjusted hereafter by appropriate action of the Board of Directors. The Series E Preferred Stock shall have a stated value of $25.00 per share (the "Stated Value").

                  2.       DIVIDENDS AND DISTRIBUTIONS.

                           (a) The holders of shares of Series E Preferred Stock, in preference to the holders of the $5.00 par value common stock of the Corporation (the "UPC Common Stock") shall be entitled to receive when, as and if declared by the Board of Directors, out of funds legally available for the purpose, cumulative cash dividends payable quarterly at the annual rate of 8% of the Stated Value thereof on the fifteenth day (or, if such fifteenth day should not be a Business Day, on the next Business Day) of February, May, August and November in each year (a "Quarterly Dividend Payment Date"), in respect of the Quarterly Dividend Period next preceding such fifteenth day, and no other dividend or dividends. Such dividends shall be payable to holders of record of the Series E Preferred Stock on such date as may be fixed by the Board of Directors which date shall not be more than 30 nor less than 10 days prior to the applicable Quarterly Dividend Payment Date. As used herein, a "Quarterly Dividend Period" means a period of three calendar months ending on the last day of January, April, July and October. Subject to the provisions of paragraph (c) of Article Sixth of the Charter, dividends on account of arrears for any past Quarterly Dividend Period(s) may be declared and paid at any time designated by the Board of Directors, without reference to any regular Quarterly Dividend Payment Date, to holders of record on such date as may be fixed by the Board of Directors, which date shall not be more than 30 nor less than 10 days preceding the designated payment date. The amount of dividend per share payable for any Quarterly Dividend Period less than a full Quarterly Dividend Period shall be computed on the basis of a 360-day year of twelve 30-day months and the actual number of days elapsed in the period with respect to which it is payable.

                           (b) Preferred dividends upon shares of Series E Preferred Stock shall commence to accrue and be cumulative from the day upon which the original issuance of shares of Series E Preferred Stock shall occur.

                           (c) No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments which may be in arrears.

                           (d) For purposes hereof, a "Business Day" shall mean any day on which commercial banks in the City of Memphis, Tennessee, are required to be open for the transaction of their general banking businesses.


                  3. NO PREEMPTIVE RIGHTS. The holders of shares of Series E Preferred Stock shall not be entitled, as of right, to purchase or subscribe for any part of the unissued Series E Preferred Stock, any UPC Common Stock,

                 Page 16 of Union Planters Corporation Charter
                           or any other capital stock of the Corporation, or to purchase or subscribe for any bonds, certificates of indebtedness, debentures, or other securities convertible into, or carrying options, warrants or rights to purchase, any stock or other securities of the Corporation, or to purchase or subscribe for any stock or any securities of the Corporation purchased by the Corporation or by its nominee or nominees, or to have any other preemptive rights now or hereafter defined by the laws of the State of Tennessee.

                  4. LIQUIDATION. In the event of the voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of Series E Preferred Stock shall be entitled to receive, after payment or provision for payment of all debts but before any distribution of assets may be made to the holders of UPC Common Stock or any other stock of the Corporation ranking junior to the Series E Preferred Stock as to the distribution of assets on liquidation, dissolution or winding up of the
                           Corporation, out of assets of the Corporation available for distributions to its shareholders, $25.00 per share (the "Liquidation Value"), plus, in each case, accrued and unpaid dividends thereon from (but not including) the day of original issuance to the date of payment thereof. After such payment has been made in full to the holders of the outstanding shares of Series E Preferred Stock (or funds necessary for such payment have been set aside in trust for the account of such holders so as to be and to continue to be available therefor), the holders of Series E Preferred Stock shall be entitled to no further distributions, and the remaining assets of the Corporation shall be divided and distributed among the holders of UPC Common Stock (subject to any senior rights of any holders of any other capital stock of the Corporation entitled to participate with the UPC Common Stock as to the distribution of assets) then outstanding according to their respective rights as shareholders. If, upon any liquidation, dissolution or winding up of the Corporation, the net assets of the Corporation, or proceeds thereof available for distribution among the holders of Series E Preferred Stock should be insufficient to permit payment in full of the preferential amount aforesaid and liquidating payments on any other Preferred Stock ranking, as to liquidation, dissolution or winding up, on a parity with the Series E Preferred Stock, then such assets, or the proceeds thereof, shall be distributed among the holders of Series E Preferred Stock and the holders of any such other Preferred Stock ranking on a parity with the Series E Preferred Stock ratably in accordance with the respective amounts which would be payable on such shares of Series E Preferred Stock and on any such other Preferred Stock ranking on a parity with the Series E Preferred Stock if all amounts payable thereon were paid in full. Neither the consolidation or merger of the Corporation with or into any other corporation or corporations, nor a reorganization of the Corporation alone, nor the sale or transfer by the Corporation of all or substantially all of its assets shall be deemed a "liquidation, dissolution or winding up of the Corporation" within the meaning of this paragraph 4.

                  5. RIGHT OF HOLDERS OF SERIES E SHARES TO VOTE.

                           (a)  Except  as  hereinafter   provided  for  and  as
                           otherwise from time to time required by law, the Series E Preferred Stock shall have no voting rights except for those which may be required by the laws of the State of Tennessee.

                           (b) So long as any shares of Series E Preferred Stock remain outstanding, the consents of the holders of at least two-thirds (2/3ds) of the shares of Series E Preferred Stock outstanding at the time (voting separately as a class together with all other series of Preferred Stock of the Corporation ranking on a parity with the Series E Preferred Stock either as to dividends or the distribution of assets upon liquidation, dissolution or winding up and upon which like voting rights have been conferred and are exercisable) given in person or by proxy, either in writing or at any special or annual meeting called for the purpose, shall be necessary to permit, effect or validate any one or more of the following actions:

                                    (i) the authorization,  creation or issuance
                                    of a  new  class  or  series  of  shares  of
                                    capital  stock  of  the  Corporation  having
                                    rights,  preferences or privileges senior to
                                    the  Series  E  Preferred   Stock,   or  any
                                    increase in the number of authorized  shares
                                    of  any  class  or  series  having   rights,
                                    preferences or privileges senior to the Series E Preferred Stock; or

                                    (ii) the  amendment,  alteration  or repeal,
                                    whether   by   merger,    consolidation   or
                                    otherwise,  of any of the  provisions of the
                                    Corporation's Charter which would materially
                                    and adversely affect any right,  preference,
                                    privilege  or voting  power of the  Series E
                                    Preferred  Stock or of the holders  thereof;
                                    PROVIDED,  HOWEVER, that any increase in the
                                    amount of  authorized  UPC  Common  Stock or
                                    Preferred   Stock   or  the   authorization,
                                    creation or issuance of any other  series of
                                    UPC Common Stock or Preferred Stock, in each
                                    case ranking on a parity with,  or junior to
                                    the Series E Preferred Stock with respect to
                                    the   payment   of    dividends    and   the
                                    distribution  of  assets  upon  liquidation,
                                    dissolution  or  winding  up,  shall  not be
                                    deemed to "materially and adversely  affect"
                                    such  rights,  preferences,   privileges  or
                                    voting  powers  of the  Series  E  Preferred
                                    Stock.

                           (c) The foregoing voting provisions shall not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected (i) all outstanding shares of Series E Preferred Stock shall have been redeemed or called for redemption and (ii) funds shall have been deposited in trust in an amount sufficient to effect such redemption as provided herein.

                  Page 17 of Union Planters Corporation Charter

                  6.       REDEMPTION.

                           (a) The shares of Series E Preferred Stock shall be redeemable, in whole or in part, only at the option of the Corporation by resolution of its Board of Directors but only with the prior consent of the Board of Governors of the Federal Reserve System, or of the appropriate Federal Reserve Bank acting under delegated authority, or their successors, at any time and from time to time on or after March 31, 1997, at a price "Redemption Price" of $25.00 per share, plus all dividends accrued and unpaid on such Series E Preferred Stock from (but not including) the day of original issuance up to the Redemption Date (as defined below). Notwithstanding the foregoing sentence of this Section, the Corporation may acquire Series E Preferred Stock in any other lawful manner permitted by its Charter or Bylaws.

                           (b) In the event that less than the entire amount of Series E Preferred Stock outstanding is to be redeemed at any one time, the shares to be redeemed shall be selected by lot or pro rata (as nearly as may be) or by any other method determined by the Board of Directors of the Corporation in its sole discretion to be equitable.

                           (c) Notice of any redemption, whether whole or partial, shall be given by United States first class mail, postage prepaid, deposited in the mail not less than 30 nor more than 60 days prior to the Redemption Date, addressed to each holder of record of the shares selected for redemption at such holders' respective addresses as the same shall appear on the stock register of the Corporation. Each such notice shall state: (1) the date designated by the Board of Directors as the "Redemption Date"; (2) the number of shares of Series E Preferred Stock to be redeemed and, if less than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (3) the Redemption Price and the manner in which the Redemption Price is to be paid and delivered; (4) the place or places where certificates representing and evidencing such shares are to be surrendered for payment of the Redemption Price; and (5) that dividends on the shares to be redeemed will cease to accrue on such Redemption Date. No failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the proceedings for redemption. Any notice mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the holder receives the notice. On the Redemption Date, or on such earlier date as the Board of Directors shall designate for payment of the Redemption Price (unless the Corporation shall default in the payment of the Redemption Price as set forth in such notice), the holders of shares of Series E Preferred Stock selected for redemption and to whom notice has been duly given shall cease to be shareholders with respect to such shares of Series E Preferred Stock and shall have no interest in, or claim against the Corporation by virtue thereof and shall have no dividend, voting or other rights with respect to such shares except the right to receive the moneys payable upon such redemption from the Corporation or otherwise, without interest thereon, upon surrender (and proper endorsement, if required by the Corporation) of the certificates, and the shares represented thereby shall no longer be deemed to be outstanding. The Corporation's obligation to provide funds for redemption shall be deemed fulfilled if, on or before the Redemption Date, the Corporation shall have deposited with a bank or trust company (which may be an affiliate of the Corporation), having an office or agency in Memphis, Tennessee, having a capital and surplus of at least $50,000,000, or with any other such bank or trust company located in the continental United States as may be designated from time to time by the Corporation, funds necessary for such redemption, in trust, with irrevocable instructions that such funds be applied to the redemption of the shares of Series E Preferred Stock so called for redemption. Any interest accrued on such funds shall be paid to the Corporation from time to time. Any funds so deposited and unclaimed at the end of six years from such Redemption Date shall be repaid or released to the Corporation, after which the holder or holders of such shares of Series E Preferred Stock so called for redemption shall look only to the Corporation for payment of the Redemption Price. Upon redemption of Series E Preferred Stock in the manner set out herein, or upon the purchase of Series E Preferred Stock by the Corporation, the Series E Preferred Stock so acquired by the Corporation shall be retired and canceled and shall be restored to the status of authorized but unissued shares of Preferred Stock, without designation as to series, and may thereafter be issued, but not as shares of Series E Preferred Stock.

                  7.       RANKING.

                           (a) Any class or series of stock of the Corporation shall be deemed to rank:

                                    (i) "senior to" the Series E Preferred Stock if the holders of such class or series shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of Series E Preferred Stock; and

                                    (ii)  "on  a  parity   with"  the  Series  E
                                    Preferred Stock if the holders of such class
                                    or series of stock  and the  holders  of the
                                    Series E  Preferred  Stock shall be entitled
                                    to the  receipt of  dividends  or of amounts
                                    distributable upon liquidation,  dissolution
                                    or  winding  up,  as the  case  may  be,  in
                                    proportion  to  their  respective   dividend
                                    rates   or   liquidation   prices,   without
                                    preference or priority one over the other whether or not the dividend rates, dividend payment dates or redemption or liquidation prices

                 Page 18 of Union Planters Corporation Charter
                                    per share of such other class or series of stock are different from those of the Series E Preferred Stock

                           (b) The Series E Preferred Stock shall rank on a parity with the Corporation's Series B Preferred Stock, the Corporation's Series C Preferred Stock, the Corporation's Series D Preferred Stock and the Corporation's Series A Preferred Stock, if and when shares of such Series A Preferred Stock should be issued.

                  8. CONVERSION OF SERIES E PREFERRED STOCK. The registered holders of shares of Series E Preferred Stock shall have the right, at their option, to convert such shares into shares of UPC Common Stock (and, upon the occurrence of a certain type of merger, into other assets) on the following terms and conditions:

                           (a) The registered holders of the Series E Preferred Stock shall have the right at any time after the date of its original issuance but prior to the Redemption Date designated in the notice of redemption given to such holders in accordance with the provisions of
                           Section 6, to convert each share of the Corporation's Series E Preferred Stock registered in the name of such holders into 1.25 shares of the Corporation's Common Stock having a par value of $5.00 per share. The Series E Preferred Stock shall not be convertible into any other class or classes or any other series of any class or classes of capital stock (or any other equity or debt security) of the Corporation.

                           (b) On presentation and surrender to the Corporation at any office or agency maintained for the transfer of the Series E Preferred Stock (the "Transfer Agent") of the certificates representing and evidencing Series E Preferred Stock so to be converted, duly endorsed for conversion, the holder of such Series E Preferred Stock shall be entitled, subject to the limitations herein contained, to receive in exchange therefor a certificate or certificates for fully paid and nonassessable shares, and cash for fractional shares (if any) of UPC Common Stock or other securities pursuant to subsection (d) below on the basis set forth. The Series E Preferred Stock shall be deemed to have been converted and the person converting the same shall be deemed to have become the holder of record of UPC Common Stock, for the purpose of receiving dividends and for all other purposes whatsoever as of the date when the certificate or certificates representing and evidencing such Series E Preferred Stock shall have been surrendered to the Transfer Agent as aforesaid. The holder of Series E Preferred Stock shall be responsible for selection of the method of delivery to the Transfer Agent of any share certificates intended to be surrendered for conversion and the Corporation shall have no risk or liability for the loss or late delivery of certificates for conversion. Properly endorsed certificates must be physically received by the Transfer Agent no later than the close of business on the Business Day next preceding the designated Redemption Date in order for the conversion to become effective. The Corporation shall not be required to make any such conversion, and no surrender of the Series E Preferred Stock shall be effective for such purposes, while the books for the transfer of either class of stock are closed for any purpose, but the surrender of such shares of Series E Preferred Stock for conversion during any period while such books are closed shall become effective for all purposes of conversion immediately upon the reopening of such books, as if the conversion had been made on the date such shares of Series E Preferred Stock were surrendered.

                           (c) If at any time, or from time to time, the Corporation should (i) declare and pay on, or in respect of, the UPC Common Stock any dividend payable in shares of UPC Common Stock; or (ii) subdivide the outstanding shares of UPC Common Stock into a greater number of shares, or contract the number of outstanding shares of Series E Preferred Stock by combining such shares into a smaller number of shares; or (iii) contract the number of outstanding shares of the UPC Common Stock by combining such shares into a smaller number of shares, or (iv) subdivide the outstanding shares of Series E Preferred Stock into a greater number of shares of Series E Preferred Stock, the Conversion Ratio shall be proportionately adjusted as of such time.

                           (d) If the Corporation should consolidate with, or merge into any corporation or reclassify outstanding shares of UPC Common Stock (other than by way of subdivision or contraction of such shares), each share of Series E Preferred Stock shall thereafter be convertible into the number of shares of stock or other securities or property of the Corporation, or of the entity resulting from such consolidation or merger, to which a holder of the number of shares of UPC Common Stock deliverable upon conversion of such share of Series E Preferred Stock would have been entitled upon such consolidation, merger or reclassification, had the holder of such share of Series E Preferred Stock exercised his right of conversion and had such shares been issued and outstanding and had such holder been the holder of record of such UPC Common Stock at the time of such consolidation, merger or reclassification and the Corporation shall make lawful provision therefor as a part of such consolidation, merger or reclassification.

                           (e) Whenever the conversion ratio or the type of consideration other than UPC Common Stock receivable by the holder upon conversion of the Series E Preferred Stock is required to be adjusted, as herein provided, the Corporation shall promptly file with the transfer agent for the UPC Common Stock and simultaneously provide to each holder of record of Series E Preferred Stock a statement signed by the President or a Vice President or the Secretary or the Treasurer setting forth the adjusted conversion ratio and, if applicable, a description of the consideration receivable upon consummation, determined as so provided. Such statement

                 Page 19 of Union Planters Corporation Charter
                           shall set forth in reasonable detail such facts as may be necessary to show the reason for and the manner of computing such adjustments.

                           (f) The Corporation shall pay any and all taxes which may be imposed upon it with respect to the issuance and delivery of UPC Common Stock upon the conversion of the Series E Preferred Stock as herein provided. The Corporation shall not be required in any event to pay any transfer or other taxes by reason of the issuance of such UPC Common Stock in names other than those in which the Series E Preferred Stock surrendered for conversion may stand, and no such conversion or issuance of UPC Common Stock shall be made unless and until the person requesting such issuance has paid to the Corporation the amount of any such tax, or has established to the satisfaction of the Corporation and its transfer agent, if any, that such tax has been paid or is not required. Upon any conversion of Series E Preferred Stock as herein provided, no adjustment or allowance shall be made for dividends on the Series E Preferred Stock so converted, and all rights to dividends, if any, shall cease and be deemed satisfied; PROVIDED, HOWEVER, that nothing in this section shall be deemed to relieve the Corporation from its obligation to pay any dividends which shall have been declared and shall be payable to holders of Series E Preferred Stock of record as of a date prior to such conversion even though the payment date for such dividend may be subsequent to the date of conversion.

                           (g) If any shares of Series E Preferred Stock should be converted into UPC Common Stock at a time when the UPC Common Stock into which such Series E Preferred Stock is convertible has attached or attributable thereto Rights issued pursuant to the UPC Share Purchase Rights Agreement, the surrender of such Series E Preferred Stock shall effectively cancel all Rights attached or attributable to the share(s) of Series E Preferred Stock so converted.

                  9. RESERVATION OF UPC COMMON STOCK. The Corporation shall, so long as any of the Series E Preferred Stock shall remain outstanding, reserve and keep available out of its authorized and unissued UPC Common Stock, solely for the purpose of effecting the conversion of the Series E Preferred Stock, such number of shares of UPC Common Stock as shall, from time to time, be sufficient to effect the conversion of all shares of the Series E Preferred Stock then outstanding. The Corporation shall, from time to time, increase its authorized UPC Common Stock and take such other actions as may be necessary to permit the issuance from time to time of the shares of the UPC Common Stock, as fully paid and nonassessable shares, upon the conversion of the Series E Preferred Stock in the manner herein provided.

                  10. DEBT OBLIGATIONS. The Corporation, at any time and from time to time, may authorize the issuance of debt obligations, whether or not subordinated, without the approval of any of its shareholders.

                  11.      DEFINITIONS.  For   purposes  of  subparagraph (j) of
                           Article Sixth of the Charter:

                           (a) The term "outstanding", when used in reference to shares of stock, shall mean shares which are authorized and issued, excluding shares held by the Corporation or by a subsidiary of the Corporation (other than in a fiduciary capacity), and excluding shares called for redemption, funds for the redemption of which shall have been set aside by the Corporation or deposited in trust in the manner provided herein;

                           (b) The amount of dividends "accrued" on any share of Series E Preferred Stock as of the last day of the applicable Quarterly Dividend Period (the "Quarterly Dividend Date") shall be deemed to be the amount of any unpaid dividends accumulated thereon to and including such Quarterly Dividend Date, whether or not earned or declared, and the amount of dividends "accrued" on any shares of Series E Preferred Stock as at any date other than a Quarterly Dividend Date shall be deemed to be (i) the amount of any unpaid dividends accumulated thereon to and including the last preceding Quarterly Dividend Date, whether or not earned or declared, plus (ii) an amount calculated on the basis of the annual dividend rate fixed for the shares of Series E Preferred Stock (8%) for the period subsequent to such last preceding Quarterly Dividend Date to and including the date as of which the calculation is made, based on a 360-day year of 12 consecutive 30-day months and the actual number of days elapsed in the latter period.

SERIES F PREFERRED STOCK

         (f) Pursuant to the authority vested in the Board of Directors in accordance with the provisions of this ARTICLE SIXTH of the Charter, the Board of Directors does hereby create, authorize and provide for the issuance of Series F Preferred Stock out of the class of 10,000,000 shares of preferred stock, no par value (the "Preferred Stock"), having the voting powers, designation, relative, participating, optional and other special rights, preferences, and qualifications, limitations and restrictions thereof that are set forth as follows:

                  1. DESIGNATION AND AMOUNT. The shares of such series shall be designated as Series F Preferred Stock ("SERIES F PREFERRED STOCK") and the number of shares constituting such series shall be 300,000. Such number of shares may be adjusted by appropriate action of the Board of Directors.

                  2.       DIVIDENDS AND DISTRIBUTIONS.

                  Page 20 of Union Planters Corporation Charter

                           (a) Subject to the prior and superior rights of the holders of any shares of any other series of Preferred Stock or any other shares of preferred stock of the Corporation ranking prior and superior to the shares of Series F Preferred Stock with respect to dividends, each holder of one ten-thousandth (1/10,000) of a share (a "Unit") of Series F Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for that purpose, (i) dividends payable in cash on the 1st day of January, April, July and October in each year (each such date being a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of such Unit of Series F Preferred Stock, in an amount per Unit (rounded to the nearest cent) equal to the greater of
                           (x) $.01 or (y) subject to the provision for adjustment hereinafter set forth, the aggregate per share amount of all cash dividends declared on shares of the common stock of the Corporation, par value $5.00 per share, (the "Common Stock") since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of a Unit of Series F Preferred Stock, and (ii) subject to the provision for adjustment hereinafter set forth, quarterly distributions (payable in kind) on each Quarterly Dividend Payment Date in an amount per Unit equal to the aggregate per share amount of all non-cash dividends or other distributions (other than a dividend payable in shares of Common Stock or a subdivision of the outstanding share of Common Stock, by reclassification or otherwise) declared on shares of Common Stock since the immediately preceding Quarterly Dividend Payment Date, or with respect to the first Quarterly Dividend Payment Date, since the first issuance of a Unit of Series F Preferred Stock. In the event that the Corporation shall at any time after January 19, 1999 (the "Rights Declaration Date") (i) declare or pay any dividend on outstanding shares of Common Stock payable in shares of Common Stock, or (ii) subdivide outstanding shares of Common Stock or (iii) combine outstanding shares of Common Stock into a smaller number of shares, then in each such case the amount to which the holder of a Unit of Series F Preferred Stock was entitled immediately prior to such event pursuant to the preceding sentence shall be adjusted by multiplying such amount of a fraction the numerator of which shall be the number of shares of Common Stock that are outstanding immediately after such event and the denominator of which shall be the number of shares of Common Stock that were outstanding immediately prior to such event.

                           (b) The Corporation shall declare a dividend or distribution on Units of Series F Preferred Stock as provided in paragraph (a) above immediately after it declares a dividend or distribution on the shares of Common Stock (other than a dividend payable in shares of Common Stock); provided, however that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend payment Date, a dividend of $.01 per Unit on the Series F Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

                           (c) Dividends shall begin to accrue and shall be cumulative on each outstanding Unit of Series F Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issuance of such Unit of Series F Preferred Stock, unless the date of issuance of such Unit is prior to the record date for the First Quarterly Dividend Payment Date, in which case, dividends on such Unit shall begin to accrue from the date of issuance of such Unit, or unless the date of issuance is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of Units of Series F Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on Units of Series F Preferred Stock in an amount less than the aggregate amount of all such dividends at the time accrued and payable on such Units shall be allocated pro rata on a unit-by-unit basis amount all Units of Series F Preferred Stock at the time outstanding. The Board of Directors may fix a record date for the determination of holders of Units of Series F Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 30 days prior to the date fixed for the payment thereof.

                  3. VOTING RIGHTS. The holders of Units of Series F Preferred Stock shall have the following voting rights.

                           (a) Subject to the provision for adjustment hereinafter set forth, each Unit of Series F Preferred Stock shall entitle the holder thereof to one vote on all matters submitted to a vote of the shareholders of the Corporation. In the event the Corporation shall at any time after the Rights
                           Declaration Date (i) declare any dividend on outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivide outstanding shares of Common Stock or (iii) combine the outstanding shares of Common Stock into a smaller number of shares, then in each such case the number of votes per Unit to which holders of Units of Series F Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately after such event and the denominator of which shall be the number of shares of Common Stock that were outstanding immediately prior to such event.

                           (b) Except as otherwise provided herein or by law, the holders of Units of Series F Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of shareholders of the Corporation.

                 Page 21 of Union Planters Corporation Charter

                           (c) Except as set forth herein or required by law, holders of Units of Series F Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of shares of Common Stock as set forth herein) for the taking of any corporate action.

                  4.        CERTAIN RESTRICTIONS.

                           (a) Whenever quarterly dividends or other dividends or distributions payable on Units of Series F Preferred Stock as provided in paragraph 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on outstanding Units of Series F Preferred Stock shall have been paid (or set aside for payment) in full, the Corporation shall not:

                                    (i)  declare or pay  dividends  on, make any
                                    other distributions or redeem or purchase or
                                    otherwise   acquire  for  consideration  any
                                    shares of stock ranking junior to the Series
                                    F Preferred Stock;

                                    (ii) declare or pay dividends on or make any
                                    other  distributions  on any shares of stock
                                    ranking on a parity as to dividends with the
                                    Series  F   Preferred   Stock,   except  for
                                    dividends  paid ratably on Units of Series F
                                    Preferred Stock and shares of all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of such Units and all such shares are then entitled;

                                    (iii)   redeem  or  purchase  or   otherwise
                                    acquire  for  consideration  shares  of  any
                                    stock  ranking  on a  parity  (either  as to
                                    dividends or upon  liquidation,  dissolution
                                    or winding  up) with the Series F  Preferred
                                    Stock,    provided,    however,   that   the
                                    Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock ranking junior (both as to dividends and upon liquidation, dissolution or winding
                                    up) to the Series F Preferred Stock; or

                                    (iv)  purchase  or  otherwise   acquire  for
                                    consideration   any   Units   of   Series  F
                                    Preferred Stock, except in accordance with a
                                    purchase   offer   made  in  writing  or  by
                                    publication (as determined by the Board of Directors) to all holders of such Units.

                           (b) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the
                           Corporation unless the Corporation could, under paragraph (a) of this paragraph 4, purchase or otherwise acquire such shares at such time and in such manner.

                  5. REACQUIRED SHARES. Any Units of Series F Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such Units shall, upon their cancellation, become authorized but unissued Units of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

                  6.       LIQUIDATION, DISSOLUTION OR WINDING UP.

                           (a) Upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, no distribution shall be made (i) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding
                           up) to the Series F Preferred Stock unless the holders of Units of Series F Preferred Stock shall have received, subject to adjustment as hereinafter provided in paragraph (b), the greater of either (y) $180.00 per Unit plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not earned or declared, to the date of such payment, or (z) the amount equal to the aggregate per share amount to be distributed to holders of shares of Common Stock, or (ii) to the holders of shares of stock ranking on a parity upon liquidation, dissolution or winding up with the Series F Preferred Stock, unless simultaneously therewith distributions are made ratably on Units of Series F Preferred Stock and all other shares of such parity stock in proportion to the total amounts to which the holders of Units of Series F Preferred Stock are entitled under Clause (i)(y) of this sentence and to which the holders of such shares of such parity stock are entitled, in each case upon such liquidation dissolution or winding up.

                           (b) in the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on outstanding shares of Common Stock payable in shares of Common Stock, or (ii) subdivide outstanding shares of Common Stock, or (iii) combine outstanding shares of Common Stock into a smaller number of shares, then in each such case the aggregate amount to which holders of Units of Series F Preferred Stock were entitled immediately prior to such event pursuant to clause (i)(z) of paragraph (1) of this paragraph 6 shall be adjusted by multiplying such amount by a fraction the numerator of which shall be the number of shares of Common Stock that are outstanding immediately after such event and the denominator of which shall be the number of shares of Common Stock that were outstanding immediately prior to such event.

                  Page 22 of Union Planters Corporation Charter

                  7. SHARE EXCHANGE, MERGER, ETC. In case the Corporation shall enter into any share exchange, merger, combination or other transaction in which the shares of Common Stock are exchanged for or converted into other stock or securities, cash and/or any other property, then in any such case Units of Series F Preferred Stock shall at the same time be similarly exchanged for or converted into an amount per Unit (subject to the provision for adjustment hereinafter set forth) equal to the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is converted or exchanged. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on outstanding shares of Common Stock payable in shares of Common Stock, or (ii) subdivide outstanding shares of Common Stock, or (iii) combine outstanding Common Stock into a smaller number of shares, then in each such case the amount set forth in the immediately preceding sentence with respect to the exchange or conversion of shares of Series F Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which shall be the number of shares of Common Stock that are outstanding immediately after such event and the denominator of which shall be the number of shares of Common Stock that were outstanding immediately prior to such event.

                  8. REDEMPTION. The Units of Series F Preferred Stock shall not be redeemable at the option of the Corporation or any holder thereof. Notwithstanding the foregoing sentence of this Section, the Corporation may acquire Units of Series F Preferred Stock in any other manner permitted by law and the Charter or Bylaws of the Corporation.

                  9. RANKING. The Units of Series F Preferred Stock shall rank junior to all other series of the Preferred Stock and to any other class of preferred stock that hereafter may be issued by the Corporation as to the payment of dividends and the distribution of assets, unless the terms of any such series or class shall provide otherwise.

                  10. AMENDMENT. The Charter, including without limitation the provisions hereof, shall not hereafter be amended, either directly or indirectly, or through merger or share exchange with another corporation, in any manner that would alter or change the powers, preferences or special rights of the Series F Preferred Stock so as to affect the holders thereof adversely without the affirmative vote of the holders of a majority or more of the outstanding Units of Series F Preferred Stock, voting separately as a class.

                  11. FRACTIONAL SHARES. The Series F Preferred Stock may be issued in Units or other fractions of a share, which Units or fractions shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series F Preferred Stock.


COMMON STOCK

         (a) Shares of Common Stock may be issued at such time or times and for such consideration or considerations (not less than the par value thereof) as the Board of Directors may deem advisable subject to such limitations as may be set forth in the laws of the State of Tennessee or the Charter or the Bylaws of the Corporation.

         (b) Except as provided by law or this Charter, each holder of Common Stock shall have one vote in respect of each share of stock held by him of record on the books of the Corporation on all matters voted upon by the shareholders.

         (c) Subject to the preferential dividend rights, if any, applicable to shares of Preferred Stock and subject to applicable requirements, if any, with respect to the setting aside of sums for purchase, retirement or sinking funds for Preferred Stock, the holders of Common Stock shall be entitled to receive, to the extent permitted by law, such dividends as may be declared from time to time by the Board of Directors.

         (d)  In  the  event  of  the  voluntary  or  involuntary   liquidation,
         dissolution, distribution of assets or winding up of the Corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of Preferred Stock, holders of Common Stock shall be entitled to receive all of the remaining assets of the Corporation of whatever kind available for distribution to stockholders ratably in proportion to the number of shares of Common Stock held by them respectively. The Board of Directors may distribute in kind to the holders of Common Stock such remaining assets of the Corporation or may sell, transfer or otherwise dispose of all or any part of such remaining assets to any other person, corporation, trust, or other entity and receive payment therefor in cash, stock or obligations of such other corporation, trust or entity, or any combination thereof, and may sell all or any part of the consideration so received and distribute any balance thereof in kind to holders of Common Stock. Neither the merger or consolidation of the Corporation into or with any other corporation, nor the merger of any other corporation into it, nor any purchase or redemption of shares of stock of the Corporation of any class, shall be deemed to be a dissolution, liquidation or winding up of the Corporation for the purposes of this paragraph.

         (e) Such numbers of shares of Common Stock as may from time to time be required for such purpose shall be reserved for issuance (i) upon conversion of any shares of Preferred Stock or any other obligation of the Corporation convertible into shares of Common Stock which is at the time outstanding or issuable upon exercise of any options or warrants at the time outstanding, and (ii) upon exercise of any options or warrants at the time outstanding to purchase shares of Common Stock.

                 Page 23 of Union Planters Corporation Charter

SEVENTH:  MINIMUM CAPITAL TO COMMENCE BUSINESS:

The Corporation will not commence business until consideration of one thousand dollars ($1,000) has been received for the issuance of shares.


EIGHTH:  NO PREEMPTIVE RIGHTS:

Neither the holders of Common Stock, nor the holders of Preferred Stock nor the holders of any securities convertible into, exchangeable for or carrying any rights to subscribe to any class of capital stock of the Corporation shall, as such holders, have any right to acquire, purchase or subscribe for any shares of the Common Stock or Preferred Stock of the Corporation or any class of capital stock or any securities convertible into, exchangeable for, or carrying any rights to subscribe to, shares of Common Stock or any such other class of capital stock of the Corporation, which it may hereafter issue or sell (whether out of the number of shares now or hereafter authorized by this Charter, or out of any shares of the Common Stock or other capital stock of the Corporation acquired by it after the issuance thereof, or otherwise), other than such right, if any, as the Board of Directors of the Corporation in its discretion may determine.

NINTH:  DIRECTORS:

The number of directors of the Corporation shall be such number, not less than seven (7) nor more than twenty-five (25), as shall be provided from time to time in the Bylaws, provided that no amendment to the Bylaws decreasing the number of directors shall have the effect of shortening the term of any incumbent director, and provided further that no action shall be taken by the directors (whether through amendment of the Bylaws or otherwise) to increase the number of directors as provided in the Bylaws from time to time unless at least sixty-six and two-thirds percent (66-2/3%) of the directors then in office shall concur in said action. Directors need not be shareholders of the Corporation nor need they be residents of Tennessee.

The Board of Directors shall be divided into three classes of directors which shall be designated Class I, Class II and Class III. Such classes shall be as nearly equal in number as the then total number of directors constituting the entire board shall permit, with the terms of office of all members of one class expiring each year. Should the number of directors fixed by the Bylaws not be equally divisible by three, the excess director or directors shall be assigned to Classes III or II as follows: (i) if there shall be an excess of one directorship over a number equally divisible by three, such extra directorship shall be classified in Class III; and (ii) if there be an excess of two directorships over a number equally divisible by three, one shall be classified in Class II and the other in Class III. At the annual meeting of shareholders in 1981: directors of Class I shall be elected to hold office for a term expiring at the next succeeding annual meeting; directors of Class II shall be elected to hold office for a term expiring at the second succeeding annual meeting; and directors of Class III shall be elected to hold office for a term expiring at the third succeeding annual meeting. At each annual meeting of shareholders after 1981, the successors to the members of the class of directors whose terms shall then expire shall be elected to hold office for a term expiring at the third succeeding annual meeting, except that the successor to any director who shall have been elected by the directors to fill a vacancy whose term shall expire at such meeting shall be elected by the shareholders for a term expiring at the same time as the terms of other members of the same class. Any director elected by the Board of Directors to fill a vacancy (whether or not such vacancy shall have been created by an increase in the number of directors) shall serve only until the next annual meeting of the shareholders. Notwithstanding the foregoing, any director whose term shall expire at any annual meeting shall continue to serve until such time as his successor shall have been duly elected and shall have qualified unless his position on the Board shall have been abolished by action taken to reduce the size of the Board prior to said meeting.

Should the number of members of the Corporation's Board as fixed by the Bylaws be reduced by amendment thereof, the Board shall designate, by the name of the incumbent(s), the position(s) to be abolished, the first being selected from Class II should the number of members of that Class exceed the number of members of Class I, the second being selected from Class III should the number of its members exceed the number of members of Class I, and others, in sequence from Classes I, II, III, I, II, III, etc. in that order. Should additional directorships be created pursuant to amendment of the Bylaws, they shall be allocated first to Class II and then to Class I as may be required to make equal the number of directorships in each class. Should the number of directorships be equal as among the three classes, newly created positions shall be assigned first to Class III, then to Class II, then to Class I, etc.

Notwithstanding any other provisions of this Charter or the Bylaws (and notwithstanding the fact that some lesser percentage may be specified by law, the Charter or the Bylaws of this Corporation), the affirmative vote of the holders of sixty-six and two-thirds percent (66 2/3%) or more of the outstanding shares of capital stock of this Corporation entitled to vote generally in the election of directors (considered for this purpose as one class) shall be required (a) to amend, alter, change or repeal this ARTICLE NINTH of the Charter or (b) to remove from office any director of this Corporation whether with or without cause.

TENTH:  NO CUMULATIVE VOTING FOR DIRECTORS:

Directors shall be elected by a plurality of the votes cast in the election. No cumulative voting shall be permitted with respect to the election of directors.

ELEVENTH:  CERTAIN POWERS DEFINED:

The following provisions are hereby adopted for the purpose of defining, limiting and regulating the powers of the Corporation and of its directors and shareholders:

                 Page 24 of Union Planters Corporation Charter

         (a) All corporate powers of the Corporation shall be exercised by its Board of Directors except as otherwise provided by law, provided, however, that the Board of Directors, by a resolution adopted by a majority of the entire Board, may designate an Executive Committee consisting of five (5) or more directors, and other committees, consisting of five (5) or more directors, and may delegate to such committee or committees all such authority of the Board that it deems desirable, except that no such committee or committees, unless specifically so authorized by the Board, shall have and exercise the authority of the Board to:

                  (1)  adopt, amend or repeal the Bylaws;

                  (2) submit to the shareholders of the Corporation any action requiring shareholders' authorization under the Tennessee Business Corporation Act;

                  (3)  fill vacancies in the Board or in any committee;

                  (4) declare  dividends or make other corporate  distributions;
                  nor

                  (5) issue or reissue any Common Stock, or Preferred Stock, or any obligation of the Corporation exchangeable for or convertible into its capital stock of any class or any warrant, right or option to acquire the same.

         The Board may designate one or more directors as alternate members of any such committee, who may replace any absent member or members at any meeting of such committee. Each such committee shall serve at the pleasure of the Board. The designation of any such committee shall serve at the pleasure of the Board. The designation of any such committee and the delegation thereto of authority shall not relieve any director of any responsibility imposed by law. To the extent consistent with law, this Charter and the Bylaws of the Corporation relating to the conduct of meetings of the Board shall govern meetings of the Executive and other committees.

         (b) Whenever under the Tennessee Business Corporation Act shareholders are required or permitted to take any action by vote, such action may be taken without a meeting on written consent, setting forth the action so taken, signed by all of the persons or entities entitled to vote thereon. Directors may take any action which they are required or permitted to take under the Tennessee Business Corporation Act without a meeting in the same manner.

         (c) The Board of Directors shall have the power to adopt, amend or repeal the Bylaws of the Corporation by a majority vote of the entire Board, but any Bylaw so adopted by the Board may be further amended or repealed by action of the shareholders of the Corporation. The Bylaws may contain any provision for the regulation and management of the business or affairs of the Corporation not inconsistent with law and this Charter.

         (d) The Board of Directors shall have power from time to time to set apart out of any funds of the Corporation available for dividends a reserve or reserves for any proper purpose, and to abolish any such reserve.

         (e) The Board of Directors from time to time shall determine whether and to what extent and at what times and places and under what conditions and regulations the accounts and books of the Corporation, or any of them, shall be open to the inspection of the shareholders, and no shareholder shall have any right to inspect any account, book or document of the Corporation except as conferred by statute, the Bylaws or as authorized by resolution of the Board of Directors.

         (f) The Board of Directors of the Corporation, without the vote of the shareholders, may distribute to its shareholders out of its capital surplus a portion of its assets, in cash or in property, in accordance with and subject to the limitations imposed by Section 48-16-401 of the Tennessee Business Corporation Act, provided however, that no such distribution shall be made to the holders of any class of shares until adequate provision shall be made for any sinking fund requirements applicable to the retirement of Preferred Stock of the Corporation.

         (g) The Corporation shall have the right to purchase or otherwise acquire its own shares in accordance with Section 48-16-302 of the Tennessee Business Corporation Act to the extent of unreserved and unrestricted earned surplus available therefor, or, if such unreserved and unrestricted earned surplus is not available, to the extent of unreserved and unrestricted capital surplus available therefor.

TWELFTH:  INDEMNIFICATION OF CERTAIN PERSONS:

To the fullest extent permitted by Tennessee law, the Corporation may indemnify or purchase and maintain insurance to indemnify any of its directors, officers, employees or agents and any persons who may serve at the request of the Corporation as directors, officers, employees, trustees or agents of any other corporation, firm, association, national banking association, state-chartered bank, trust company, business trust, organization or any other type of entity whether or not the Corporation shall have any ownership interest in such entity. Such indemnification(s) may be provided for in the Bylaws, or by resolution of the Board of Directors or by appropriate contract with the person involved.

THIRTEENTH:  CHARTER AMENDMENTS:

                  Page 25 of Union Planters Corporation Charter

The Corporation reserves the right to amend, alter, change or repeal any provision made in this Charter, in the manner now or hereafter prescribed by the laws of the State of Tennessee, and all rights conferred herein upon shareholders and the Board of Directors are granted subject to this reservation.

FOURTEENTH:  SPECIAL VOTE IN CERTAIN CASES:

         (a) Except as otherwise expressly provided in Paragraph 4 of this ARTICLE FOURTEENTH, the affirmative vote of the holders of sixty-six and two-thirds percent (66 2/3%) or more of the outstanding shares of capital stock of this Corporation entitled to vote generally in the election of directors, considered for the purposes of this ARTICLE FOURTEENTH as one class, shall be required to authorize:

                  (1) any merger or consolidation of this Corporation with or into any other corporation, or other entity; or

                  (2) any sale, lease, exchange, or other disposition of all or substantially all of the assets of this Corporation to or with any other corporation, person, or other entity, if, as of the "Date of Determination" as defined in this ARTICLE FOURTEENTH, such other corporation, person, or entity is the "Beneficial Owner," directly or indirectly, of ten percent (10%) or more of the outstanding shares of capital stock of this Corporation entitled to vote generally in the election of directors, considered for the purposes of this ARTICLE FOURTEENTH as one class. Such affirmative vote shall be required notwithstanding the fact that some lesser percentage may be specified in law or any agreement with any national securities exchange.

         (b) For purposes of this ARTICLE FOURTEENTH, any corporation, person, or other entity shall be deemed to be the "Beneficial Owner" of any shares of capital stock of this Corporation (i) which it or any "Affiliate" or "Associate" of it (as defined in this ARTICLE FOURTEENTH) has the right to acquire pursuant to any agreement, or upon exercise of conversion rights, warrants, or options, or otherwise, or (ii) which are "Beneficially Owned," directly or indirectly (including shares being owned through application of clause
         (i) above), by any other corporation, person or entity which is its "Affiliate" or "Associate" (as defined in this ARTICLE FOURTEENTH) or with which it or any "Affiliate" or "Associate" or it has any agreement, arrangement, or understanding for the purpose of acquiring, holding, voting, or disposing of the capital stock of this
         Corporation.   For  the  purposes  of  this  ARTICLE  FOURTEENTH,  the
         outstanding shares of any class of capital stock of this Corporation shall include shares deemed owned through the application of clauses
         (i) and (ii) above but shall not include any other shares which may be issuable pursuant to any agreement, or upon exercise of conversion rights, warrants, or options, or otherwise.

         (c) The Board of Directors of this Corporation shall have the power and duty to determine for the purposes of this ARTICLE FOURTEENTH, on the basis of information then known to it, whether any corporation, person, or other entity "Beneficially Owns" ten percent (10%) or more of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, or is an "Affiliate" or an "Associate" (as defined in this ARTICLE FOURTEENTH) or another. Any such determination by the Board of Directors made in good faith shall be conclusive and binding for all purposes of this ARTICLE FOURTEENTH.

         (d) The provisions of this ARTICLE FOURTEENTH shall not apply to any merger or consolidation of this Corporation with or into, or any sale, lease, exchange, or other disposition of any assets of this Corporation to, any corporation or entity of which a majority of the outstanding shares of all classes of capital stock entitled to vote generally in the election of directors, considered for this purpose as one class, is owned of record or beneficially by this Corporation and its subsidiaries.

         (e) As used in this ARTICLE FOURTEENTH, the following terms shall have the following meanings:

                  (1) Affiliate. An "Affiliate" of, or a person "affiliated" with, a specific person, means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified.

                  (2) Associate. The term "Associate" used to indicate a relationship with any person, means (i) any corporation or organization (other than this Corporation or a majority-owned subsidiary of this Corporation) of which such person is an officer or partner or is, directly or indirectly, the beneficial owner of ten percent (10%) or more of any class of equity securities, (ii) any trust or other estate in which such person has a substantial beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity, (iii) any relative or spouse of such person, or any relative of such spouse, who has the same home as such person, or (iv) any investment company registered under the Investment Company Act of 1940 for which such person or any affiliate of such person serves as investment adviser.

                  (3) Date of Determination. The term "Date of Determination" means (i) the date on which a binding agreement (except for the fulfillment of conditions precedent, including, without limitation, votes of shareholders to approve such transaction) is entered into by this Corporation, as authorized by its Board of Directors, and another corporation, person or other entity providing for any merger or consolidation of this Corporation or any sale, lease, exchange or disposition of all or substantially all of the assets of this Corporation, as referred to in Paragraph 1 in this ARTICLE FOURTEENTH; or,
                  (ii) if such an agreement as referred to in item (i) is amended so as to make it less favorable to this Corporation and its shareholders, the date on which such amendment is approved by the Board of Directors of this Corporation, or,
                  (iii) in cases where neither item (i) nor item (ii) shall be applicable, the record date for the determination of shareholders of this Corporation entitled to notice of and to vote upon the transaction in question. The Board of Directors of this Corporation shall have the power and duty to determine for the purposes of this ARTICLE FOURTEENTH the Date of Determination

                 Page 26 of Union Planters Corporation Charter
                  as to any transaction. Any such determination by the Board of Directors made in good faith shall be conclusive and binding for all purposes of this ARTICLE FOURTEENTH.

         (f) The provisions of this ARTICLE FOURTEENTH as to the vote required for any action described herein, shall apply in addition to any other provision for a vote required with respect to such action by law or otherwise. Notwithstanding any other provisions of this Charter or the Bylaws (and notwithstanding the fact that some lesser percentage may be specified in law, the Charter, or the Bylaws), the affirmative vote of the holders of sixty-six and two-thirds percent (66 2/3%) or more of the outstanding shares of capital stock of this Corporation entitled to vote generally in the election of directors (considered for this purpose as one class) shall be required to amend, alter, or repeal this ARTICLE FOURTEENTH.


Restated January 18, 1999
Amended January 18, 1999

                 Page 27 of Union Planters Corporation Charter